      As filed with the Securities and Exchange Commission on April 26, 2000
                           Registration No. 333-32531


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington. D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 4 TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                              (Exact Name of Trust)

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                               (Name of Depositor)

                               One American Square
                        Indianapolis, Indiana 46282
               (Address of Depositor's Principal Executive Office)

                              John C. Swhear, Esq.
                                     Counsel
                     American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (Check appropriate Space)

_____     immediately upon filing pursuant to paragraph (b) of Rule 485


 X        on  May 1, 2000   pursuant to paragraph (b) of Rule 485
_____        --------------



_____     60 days after filing pursuant to paragraph (a)(1) of Rule 485


_____     on (date) pursuant to paragraph (a)(1) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

               AUL American Individual Variable Life Unit Trust of
                    American United Life Insurance Company(R)

                           Flexible Premium Adjustable
                        Variable Life Insurance Policies

                             RECONCILIATION AND TIE

                  (Form N-8B-2 Items required by Instruction as
                         to the Prospectus in Form S-6)


Form N-8B-2                                                    Form S-6
Item Number                                              Heading in Prospectus

                    I. Organization and General Information

1.       (a) Name of trust............................   Prospectus front cover

         (b) Title of securities issued..............    Prospectus front cover

2.       Name and address of each depositor..........    Prospectus front cover

3.       Name and address of trustee.................    N/A

4.       Name and address of each principal
           underwriter...............................    Sale of the Policies

5.       State of organization of trust..............    Separate Account

6.       Execution and termination of trust
           agreement.................................    Separate Account

9.       Litigation.................................     Other Information About the
                                                          Policies and AUL - Litigation

                      II. General Description of the Trust
                           and Securities of the Trust

10.      (a)      Registered or bearer                    Summary and Diagram
                    securities........................     of the Policy

         (b)      Cumulative or distributive              Summary and Diagram
                    securities.........................    of the Policy

                                       i


         (c)   Withdrawal or Redemption...............    Cash Benefits - Policy Loans; Cash
                                                            Benefits - Surrendering the Policy for
                                                            Net Cash Value

         (d)   Conversion, transfer, etc................   Premium Payments and Allocations -
                                                            Transfer Privilege; Premium Payments and Allocations
                                                            - Dollar Cost Averaging Program;
                                                            Premium Payments and Allocations -
                                                            Portfolio Rebalancing Program; Cash Benefits
                                                            - Policy Loans; Cash Benefits - Partial
                                                            Surrenders; Other Policy Benefits and
                                                            Provisions Exchange for Paid-Up Policy

         (e)  Lapse or Default..........................    Premium Payments and Allocations - Premium Payments to Prevent Lapse;
                                                             Other Policy Benefits and Provisions - Reinstatement

         (f)  Voting rights.............................    Other Information About the Policies and AUL - Voting Rights

         (g)  Notice to security holders...............     Other Policy Benefits and Provisions -
                                                             Changes in the Policy or Benefits;
                                                             Other Policy Benefits and Provisions
                                                             Reports to Policy Owners; Other
                                                             Information About the Policies and
                                                             AUL  - Addition, Deletion or
                                                             Substitution of Investments

         (h)  Consents required........................     Other Information About the
                                                              Policies and AUL  - Voting Rights;
                                                              Other Policy Benefits and Provisions
                                                              - Changes in the Policy or
                                                              Benefits; Other Information About
                                                              the Policies and AUL  - Voting
                                                              Rights; Other Information About
                                                              the Policies and AUL  - Addition,
                                                              Deletion or Substitution of Investments
                                       ii




         (i)  Other provisions.........................     Premium Payments and Allocations; Charges and Deductions;
                                                             Death Benefits and Changes in Face Amount; Cash
                                                             Benefits; Summary and Diagram of the
                                                             Policy; Fixed Account

11.      Type of securities comprising units...........     Prospectus front cover; General
                                                             Information About AUL, the Separate
                                                             Account and the Funds

12.      Certain information regarding periodic
          payment plan certificates....................     General Information About AUL, the
                                                             Separate Account and the Funds- The Funds

13.      (a)      Load, fees, expenses, etc.............    Charges and Deductions

         (b)      Certain information regarding
                    periodic payment plan
                    certificates........................    N/A

         (c)      Certain percentages...................    Charges and Deductions

         (d)      Certain other fees, etc...............    Charges and Deductions

         (e)      Certain other profits or benefits.....    Premium Payments and Allocations
                                                             - Transfer Privilege;  Fixed Account
                                                             Transfers from Fixed Account; Illustrations
                                                             of Account Values,  Cash Values,
                                                             Death Benefits and Accumulated
                                                             Premium Payments

         (f)     Other benefits..........................   General Information About AUL, the
                                                             Separate Account and the Funds - The Funds

         (g)     Ratio of annual charges to
                  income..................................  N/A

                                      iii





14.      Issuance of trust's securities................     Summary and Diagram of the Policy; Premium Payments
                                                             and Allocations

15.      Receipt and handling of payments                   Premium Payments and
           from purchasers.............................      Allocations

16.      Acquisition and disposition of                     General Information About AUL,
           underlying securities ......................      the Separate Account and the Funds; Charges and
                                                             Deductions- Fund Expenses

17.      Withdrawal or redemption......................     Premium Payments and Allocations-Transfer
                                                             Privilege; Fixed Account Transfers from
                                                             Fixed Account; Fixed Account - Payment
                                                             Deferral; Charges and Deductions -
                                                             Surrender Charge; Cash Benefits -
                                                             Surrendering the Policy for Net Cash Value;
                                                             Cash Benefits - Policy Loans; Cash Benefits
                                                             - Partial Surrenders; Cash Benefits -
                                                             Settlement Options; Other Information
                                                             About the Policies and AUL  - Reinstatement

18.      (a)     Receipt, custody and                        General Information About AUL,
                  disposition of income ...............      the Separate Account and the
                                                              Funds - Separate Account; Other
                                                              Policy Benefits and Provisions -
                                                              Dividends; Tax Considerations

         (b)      Reinvestment of
                    distributions......................      N/A

         (c)      Reserves or special funds............      N/A

         (d)      Schedule of distributions............      N/A

19.      Records, accounts and reports.................      Other Policy Benefits and Provisions - Reports to Policy Owners

                                       iv



20.      Certain miscellaneous provisions
           of trust agreement:

         (a)      Amendment............................     N/A

         (b)      Termination..........................     N/A

         (c)      and (d) Trustee, removal and
                    successor..........................     N/A

         (e)      and (f) Depositors, removal
                    and successor......................     N/A

21.      Loans to security holders.....................     Cash Benefits - Policy Loans

22.      Limitations on liability......................     N/A

23.      Bonding arrangements..........................     N/A

24.      Other material provisions of
           trust agreement..............................    Other Information About the
                                                             Policies and AUL

                        III. Organizations, Personnel and
                             Affiliated Persons of Depositor

25.      Organization of depositor.....................     AUL

26.      Fees received by depositor

         (a)      Under the policies...................     N/A

         (b)      From the Funds.......................     General Information About AUL, the
                                                             Separate Account and the Funds - The Funds

27.      Business of depositor.........................     General Information About AUL, the
                                                             Separate Account and the Funds - AUL

28.      Certain information as to officials
          and affiliated persons of depositor..........     Other Information About the
                                                             Policies and AUL - AUL Directors and
                                                              Executive Officers
                                       v

29.      Voting securities of depositor................     N/A

30.      Persons controlling depositor.................     N/A

31.      Payments by depositor for certain
           services rendered to trust..................     N/A

32.      Payments by depositor for certain
           other services rendered to
           trust.......................................     N/A

33.      Remuneration of employees of
           depositor for certain services
           rendered to trust...........................     N/A

34.      Remuneration of other persons
           for certain services rendered
           to trust....................................     N/A

                  IV. Distribution and Redemption of Securities

35.      Distribution of trust's securities
           by states...................................     N/A

37.      Revocation of authority to
           distribute..................................     N/A

38.      (a)   Method of distribution..................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

         (b)   Underwriting agreements.................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

         (c)   Selling agreements......................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

39.      (a)      Organization of principal
                    underwriters.......................     See Item 25


                                       vi




         (b)      N.A.S.D. membership of
                   principal underwriters..............     Other Information About the Policies
                                                             and AUL - Sale of the Policies

40.      Certain fees received by principal
           underwriters................................     See Item 26

41.      (a)      Business of each principal
                    underwriter........................     See Item 27

42.      Ownership of trust's securities
           by certain persons..........................     N/A

43.      Certain brokerage commissions
           received by principal
           underwriters................................     N/A

44.      (a)      Method of valuation..................     How Your Account Values Vary

         (b)      Schedule as to offering
                    price..............................     Charges and Deductions

         (c)      Variation in offering price
                    to certain persons.................     Charges and Deductions

45.      Suspension of redemption rights...............      N/A

46.      (a)  Redemption Valuation.....................      How Your Account Value Varies; Cash
                                                              Benefits - Surrender Charge

         (b)  Schedule as to redemption
               price....................................     Cash Benefits - Surrender Charge

47.      Maintenance of position in
          underlying securities........................      General Information About AUL,
                                                              the Separate Account and the
                                                              Funds Separate Account; General
                                                              Information About AUL, the
                                                              Separate Account and the Funds
                                                              -  The Funds; Premium Payments
                                                              and Allocations - Premium Allocations
                                                              and Crediting
                                      vii

               V. Information Concerning the Trustee or Custodian

48.      Organization and regulation of
           trustee.....................................     N/A

49.      Fees and expenses of trustees.................     N/A

50.      Trustee's lien................................     N/A

                     VI. Information Concerning Insurance of
                              Holders of Securities

51.      Insurance of holders of trust's                    Summary and Diagram of the
          securities...................................      Policy; General Information
                                                             About AUL, the Separate Account and the
                                                             Funds; Death Benefit and Changes in
                                                             Face Amount; Cash Benefits; Other
                                                             Policy Benefits and Provisions; Other
                                                             Information About the Policies and AUL;
                                                             Premium Payments and Allocations

                           VII. Policy of Registrant

52.      (a)      Provisions of trust agreement
                    with respect to selection or
                    elimination of underlying
                    securities.........................     Other Information About the Policies
                                                              and AUL - Addition, Deletion or
                                                              Substitution of Investments; General
                                                              Information About AUL, the Separate
                                                              Account and the Funds

         (b)      Transactions involving elimination
                    of underlying securities...........     N/A

         (c)      Policy regarding substitution
                    or elimination of under-
                    lying securities...................    See Item 52(a)

         (d)      Fundamental policy not other-
                    wise covered.......................    N/A

53.      Tax status of trust...........................    Tax Considerations

                                      viii



                   VIII. Financial and Statistical Information

54.      Trust's securities during last
           ten years...................................     N/A

55.      Trust's securities during last
           ten years...................................     N/A


                                   PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282

This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by American United Life Insurance Company(R) ("AUL," "we," "us" or "our"). AUL designed the Policy to provide insurance protection on the Insured (or Insureds if you choose the Last Survivor Rider) named in the Policy. The Policy also provides you with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for your changing insurance needs under a single insurance Policy.

You also have the opportunity to allocate Net Premiums and Account Value to one or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a corresponding mutual fund portfolio (each, a "Portfolio"). The investment advisers shown below manage each Fund and its Portfolio(s).

Fund                                                Investment Adviser


AUL American Series Fund, Inc.                      AUL
     AUL American Equity Portfolio
     AUL American Bond Portfolio
     AUL American Money Market Portfolio
     AUL American Managed Portfolio
Alger American Fund                                 Fred Alger Management, Inc.
     Alger American Growth Portfolio
     Alger American Small Capitalization
American Century Variable Portfolios, Inc.          American Century Investment Management, Inc.
     American Century VP Capital Appreciation Portfolio
     American Century VP Income & Growth Portfolio
     American Century VP International Portfolio
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company
     VIP Equity-Income Portfolio
     VIP Growth Portfolio
     VIP High Income Portfolio
     VIP Money Market Portfolio
     VIP Overseas Portfolio
Fidelity Variable Insurance Products Fund II        Fidelity Management & Research Company
     VIP II Asset Manager Portfolio
     VIP II Contrafund Portfolio
     VIP II Index 500 Portfolio
Janus Aspen Series                                  Janus Capital Corporation
     Janus Flexible Income Portfolio
     Janus Worldwide Growth Portfolio
PBHG Insurance Series Fund, Inc.                    Pilgrim Baxter & Associates, Ltd.
     PBHG Growth II
     PBHG Technology & Communications
SAFECO Resource Series Trust                        SAFECO Asset Management Company
     SAFECO RST Equity Portfolio
     SAFECO RST Growth Opportunities Portfolio
T. Rowe Price Equity Series, Inc.                   T. Rowe Price Associates, Inc.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Fixed Income Series, Inc.             T. Rowe Price Associates, Inc.
     T. Rowe Price Limited-Term Bond Portfolio


The prospectuses for the Funds describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on the Funds. Not all funds are available with all contracts.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be accompanied by the current prospectuses for the fund or funds being considered. Each of these prospectuses should be read carefully and retained for future reference.


                   The Date of this Prospectus is May 1, 2000

                                TABLE OF CONTENTS

                                                                          Page

DEFINITIONS OF TERMS..........................................................3

SUMMARY AND DIAGRAM OF THE POLICY............................................ 4


DIAGRAM OF CONTRACT ........................................................5,6
GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS............ 7
         American United Life Insurance Company(R)........................... 7
         Separate Account.................................................... 7
         The Funds........................................................... 7
         AUL American Series Fund, Inc....................................... 7
         Alger American Fund................................................. 8
         American Century Variable Portfolios, Inc........................... 8
         Fidelity Variable Insurance Products Fund........................... 8
         Fidelity Variable Insurance Products Fund II........................ 9
         Janus Aspen Series.................................................. 9
         PBHG Insurance Series Fund, Inc..................................... 9
         SAFECO Resource Series Trust........................................10
         T. Rowe Price Equity Series, Inc....................................10
         T. Rowe Price Fixed Income Series, Inc..............................10


FUND EXPENSE TABLE...........................................................11


PREMIUM PAYMENTS AND ALLOCATIONS.............................................12
         Applying for a Policy...............................................12
         Right to Examine Policy.............................................12
         Premiums............................................................12
         Premium Payments to Prevent Lapse...................................13
         Premium Allocations and Crediting...................................13
         Transfer Privilege..................................................14
         Initial Dollar Cost Averaging Program...............................14
         Ongoing Dollar Cost Averaging Program...............................14
         Portfolio Rebalancing Program.......................................15

FIXED ACCOUNT................................................................15
         Summary of the Fixed Account........................................15
         Minimum Guaranteed and Current Interest Rates.......................15
         Enhanced Averaging Fixed Account....................................15
         Calculation of the Fixed Account Value..............................16
         Transfers from the Fixed Account....................................16
         Payment Deferral....................................................16


CHARGES AND DEDUCTIONS.......................................................16
         Premium Expense Charges.............................................16
         Monthly Deduction...................................................16
         Mortality and Expense Risk Charge...................................17
         Surrender Charge....................................................17
         Taxes...............................................................17
         Special Uses........................................................17
         Fund Expenses.......................................................18

HOW YOUR ACCOUNT VALUES VARY.................................................18
         Determining the Account Value.......................................18
         Cash Value and Net Cash Value.......................................19

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................................19
         Amount of Death Benefit Proceeds....................................19
         Death Benefit Options...............................................19
         Initial Face Amount and Death Benefit Option........................19
         Changes in Death Benefit Option.....................................20
         Changes in Face Amount..............................................20
         Selecting and Changing the Beneficiary..............................20

CASH BENEFITS................................................................20
         Policy Loans........................................................20
         Surrendering the Policy for Net Cash Value..........................21
         Partial Surrenders..................................................21
         Settlement Options..................................................21
         Specialized Uses of the Policy......................................22
         Life Insurance Retirement Plans.....................................22
         Risks of Life Insurance Retirement Plans............................23

ILLUSTRATIONS OF ACCOUNT VALUES, CASH VALUES, DEATH BENEFITS AND
 ACCUMULATED PREMIUM PAYMENTS.............................................23-32

OTHER POLICY BENEFITS AND PROVISIONS.........................................33
         Limits on Rights to Contest the Policy..............................33
         Changes in the Policy or Benefits...................................33
         Change of Insured...................................................33
         Exchange for Paid-Up Policy.........................................33
         When Proceeds Are Paid..............................................33
         Dividends...........................................................33
         Reports to Policy Owners............................................33
         Assignment..........................................................34
         Reinstatement.......................................................34
         Rider Benefits......................................................34

TAX CONSIDERATIONS...........................................................35
         Tax Status of the Policy............................................35
         Tax Treatment of Policy Benefits....................................36
         Estate and Generation Skipping Taxes................................37
         Life Insurance Purchased for Use in Split Dollar Arrangements.......37
         Taxation under Section 403(b) Plans.................................38
         Non-Individual Ownership of Contracts...............................38
         Possible Charge for AUL's Taxes.....................................38

OTHER INFORMATION ABOUT THE POLICIES AND AUL.................................38
         Policy Termination..................................................38
         Resolving Material Conflicts........................................38
         Addition, Deletion or Substitution of Investments...................39
         Voting Rights.......................................................39
         Sale of the Policies................................................40
         AUL Directors and Executive Officers.............................40-42
         State Regulation....................................................42
         Additional Information..............................................42
         Independent Accountants.............................................42
         Litigation..........................................................42
         Legal Matters.......................................................42

         Financial Statements................................................42


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                              DEFINITIONS OF TERMS

ACCOUNT VALUE

          The Account Value is the sum of your interest in the Variable Account, the Fixed Account, and the Loan Account.

AGE

          Issue Age means the Insured's age as of the Contract Date. Attained Age means the Issue Age increased by one for each complete Policy Year.

CASH VALUE

          The Cash Value is the Account Value less the Surrender Charge.

CONTRACT DATE

          The  date  from  which  Monthiversaries,   Policy  Years,  and  Policy
          Anniversaries are measured. Suicide and incontestability periods are measured from the Contract Date.

DEATH BENEFIT AND DEATH BENEFIT PROCEEDS

          This Policy has two death benefit options. The Death Benefit Proceeds are the Death Benefit less any outstanding loan and loan interest, plus any benefits provided by rider.

FACE AMOUNT

          The Face Amount shown on the Policy Data Page of the Policy, or as subsequently changed.

FIXED ACCOUNT

          An account which is part of our general account, and is not part of or dependent on the investment performance of the Variable Account.


GENERAL  ACCOUNT

          All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.


GUARANTEE PERIOD

          The period shown on the Policy Data Page during which the Policy will remain in force if cumulative premiums less any outstanding loan and loan interest and Partial Surrenders equal or exceed the Required Premium for the Guarantee Period. The Guarantee Period terminates on any Monthiversary that this test fails.

HOME OFFICE

          The Variable Products Service office at AUL's principal business office One American Square, Indianapolis, Indiana 46282.

INSURED

          The insured named on the Policy Data Page of the Policy. The Insured may or may not be the Owner. An available rider provides for coverage on the lives of two Insureds.

INVESTMENT ACCOUNTS

          One  or  more  of  the  subdivisions  of the  Separate  Account.  Each
          Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

ISSUE DATE

          The date the Policy is issued.

LOAN ACCOUNT

          A portion of the Account Value which is collateral for loan amounts.

MINIMUM INSURANCE PERCENTAGE

          The minimum percentage of insurance required to qualify the Policy as life insurance under the Internal Revenue Internal Revenue Code. A table of these amounts is on the Policy Data Page of your Policy.

MODIFIED ENDOWMENT

          A classification of policies determined under the Internal Revenue Internal Revenue Code to be modified endowment contracts which affects the tax status of distributions from the Policy.

MONTHIVERSARY

          The same date of each month as the Contract Date. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

NET CASH VALUE

          Cash Value less outstanding loans and loan interest.

NET PREMIUM

          The total premium paid reduced by premium expense charges.

OWNER

          The owner named in the application for a Policy, unless changed.

PARTIAL SURRENDER

          A withdrawal of a portion of the Account Value.

POLICY ANNIVERSARY

          The same date each year as the Contract Date.

POLICY DATA PAGE

          The Policy Data Page in your Policy, or the supplemental Policy Data Page most recently sent to you by us.

POLICY YEAR

          One year from the Contract Date and from each Policy Anniversary.

PORTFOLIO

          A separate investment fund in which the Separate Account invests.

PROPER NOTICE

          Notice that is received at our Home Office in a form acceptable to us.

REQUIRED PREMIUM FOR THE GUARANTEE PERIOD

          The amount that must be paid on a cumulative basis to keep this Policy in force during the Guarantee Period.

RISK AMOUNT

          The Death Benefit divided by 1.00246627 less the Account Value.

SEPARATE ACCOUNT

          AUL American Individual Variable Life Unit Trust. The Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

VALUATION DATE

          Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

VALUATION PERIOD

          A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT

          The Account Value of this Policy which is invested in one or more Investment Accounts.

WE

          "We", "us" or "our" means AUL.

YOU

          "You" or "your" means the Owner of this Policy.

                        SUMMARY AND DIAGRAM OF THE POLICY

The investor should read the following summary of Prospectus information and diagram of the Policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, that the Last Survivor Rider is not in force, and that there are no outstanding loans and loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Account Value will increase or decrease to reflect the investment performance of the Investment Accounts to which Account Value is allocated. Also, there is no guaranteed minimum Net Cash Value. Nonetheless, AUL guarantees to keep the Policy in force during the Guarantee Period shown on the Policy Data Page of your Policy if, on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period (shown on the Policy Data Page of your Policy) multiplied by the number of Policy Months since the Policy Date. Otherwise, if the Net Cash Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse." If a Policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations."

The diagram on the following pages summarizes the most important features of the
Policy,  such  as  charges,  cash  surrender  benefits,   Death  Benefits,   and
calculation of Cash Values.

Purpose of the Policy. AUL designed the Policy to provide long-term insurance benefits; and, it may also provide long-term accumulation of Cash Value. You should evaluate the Policy in conjunction with other insurance policies that you own, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy. In particular, you should carefully consider replacement if the decision to replace existing coverage is based solely on a comparison of Policy illustrations. See "Illustrations" and "Specialized Uses of the Policy."

     Illustrations. Illustrations included in this Prospectus or used in connection with the purchase of a Policy that illustrate Policy Cash Values and Death Benefit Proceeds for prototype insureds are based on hypothetical rates of return.

The   illustrations   show  Policy   values   based  on  current   charges  and,
alternatively, guaranteed charges. See "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."

Policy Tax Compliance. AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment. AUL will monitor the Policies and will attempt to notify you on a timely basis if your Policy ceases to satisfy the federal tax definition of life insurance or becomes a Modified Endowment. However, we do not undertake to give you such notice or to take corrective action. We reserve the right to refund any premiums that may cause the Policy to become a Modified Endowment. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment, see "Tax Considerations."

     Right to Examine Policy and Policy Exchange. For a limited time, you have the right to cancel your Policy and receive a refund. See "Right to Examine Policy." AUL generally allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. See "Premium Allocations and Crediting."

You may exchange the Policy for a paid-up whole life policy with a level face amount, not greater than the Policy's Face Amount, that can be purchased by the Policy's Net Cash Value. See "Exchange for Paid-Up Policy."

     Owner Inquiries. If you have any questions, you may write or call our Home Office at One American Square, P.O. Box 7127, Indianapolis, Indiana 46206-7127, 1-800-863-9354.

                               Diagram of Contract

                                Premium Payments


You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency.

The Policy's minimum initial premium payment depends on the Insured's age, sex and risk class, Initial Face Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums.

The Owner may make unplanned premium payments, within limits.

Extra premium payments may be necessary to prevent lapse.


                        Deductions from Premium Payments

For state and local premium taxes (2.5% of premium payments).


For contracts issued prior to May 1, 2000: For sales charges (3.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter).

For contracts issued after May 1, 2000: For sales charges (2.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter.



                              Net Premium Payments


You direct the allocation of Net Premium payments among the Investment Accounts of the Separate Account and the Fixed Account (effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is not available for new money deposits or transfers). (See rules and limits on Net Premium payment allocations.)


Each Investment Account invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                       Portfolio

AUL American Series Fund, Inc.                    Equity Portfolio
                                                  Bond Portfolio
                                                  Managed Portfolio
                                                  Money Market Portfolio


Alger American Fund                               Alger American Growth Portfolio
                                                  Alger American Small Capitalization


American Century Variable Portfolios, Inc.        American Century VP Capital Appreciation Portfolio
                                                  American Century VP Income & Growth Portfolio
                                                  American Century VP International Portfolio

Fidelity Variable Insurance Products Fund         VIP Equity-Income Portfolio
                                                  VIP Growth Portfolio
                                                  VIP High Income Portfolio
                                                  VIP Money Market Portfolio
                                                  VIP Overseas Portfolio

Fidelity Variable Insurance Products Fund II      VIP II Asset Manager Portfolio
                                                  VIP II Contrafund Portfolio
                                                  VIP II Index 500 Portfolio

Janus Aspen Series                                Janus Flexible Income Portfolio
                                                  Janus Worldwide Growth Portfolio


PBHG Insurance Series Fund, Inc.                  PBHG Growth II
                                                  PBHG Technology & Communications

SAFECO Resource Series Trust                      RST Equity Portfolio
                                                  RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                 T. Rowe Price Equity Income Portfolio
                                                  T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.           T. Rowe Price Limited-Term Bond Portfolio


Not all funds are available with all contracts.

AUL credits interest on amounts allocated to the Fixed Account at a minimum guaranteed rate of 3%. (See rules and limits on transfers from the Fixed Account allocations).

                                   Deductions
                          From Mutual Fund Portfolios


The Investment Advisors of the underlying mutual fund portfolios deduct Management or Advisory fees and other operating expenses from the assets of each of the individual mutual fund portfolios. These fees and expenses range from
 .28% to 1.50% of the portfolios' net assets. These fees are not deducted under the contract. They are reflected in the portfolios' net asset values.


                               From Account Value


For contracts issued prior to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $30.00 per month for the first Policy Year and $5.00 per month thereafter.

For contracts issued after to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $17.50 per month for the first Policy Year and $6.00 per month thereafter.


                            From Investment Accounts


Monthly charge at a guaranteed annual rate of 0.75% from the Variable Account value during the first 10 Policy Years and 0.25% thereafter. This charge is not deducted from the Fixed Account value.



                                  Account Value

Account Value is equal to Net Premiums, as adjusted each Valuation Date to reflect Investment Account investment experience, interest credited on Fixed Account value, charges deducted and other Policy transactions (such as transfers, loans and surrenders).

Varies from day to day. There is no minimum guaranteed Account Value. The Policy may lapse if the Net Cash Value is insufficient to cover a Monthly Deduction due.

Can be transferred among the Investment Account and Fixed Account. A transfer fee of $25.00 may apply if more than 12 transfers are made in a Policy Year.

Is the starting point for calculating certain values under a Policy, such as the Cash Value, Net Cash Value and the Death Benefit used to determine Death Benefit Proceeds.


          Cash Benefits                                            Death Benefits

 Loans may be taken for amounts up to 90% of the              Income tax free to beneficiary.
 Account Value, less loan interest due on the next
 Policy Anniversary and any surrender charges.                Available as lump sum or under a variety of
                                                              settlement options.
 Partial Surrenders generally can be made provided
 there is sufficient remaining Net Cash Value.                For all policies, the minimum Face Amount of $50,000.


 The policy may be  surrendered  in full at any time          Two death benefit options available:  Option 1, equal to
 for its Net Cash Value. A surrender  charge will             the Face Amount, and Option 2, equal to the Face Amount
 apply  during the first  fifteen Policy Years.                plus Account Value.

                                                              Flexibility to change the death benefit option and
 Settlement options are available.                            Face Amount.

 Loans, Partial Surrenders, and Full Surrenders               Any outstanding loan and loan interest is deducted
 may have adverse tax consequences.                           from the amount payable.

                                                              Supplemental and/or rider benefits may be available.

               GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT
                                  AND THE FUNDS

AUL


AUL is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the Federal government, and reincorporated under the laws of the State of Indiana in 1933. It is qualified to do business in 49 states and the District of Columbia. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.

At a meeting of the AUL Board of Directors held on February 17, 2000, the Board approved the concept of changing the corporate structure of AUL. During the second quarter of 2000, the Board of Directors of AUL is expected to formally approve a plan of conversion ("Plan") under which AUL will convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, subsequent to the conversion, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company. The Stock Holding Company would always own 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

Since AUL currently is a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") have certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in the Mutual Holding Company. These interests in the Mutual Holding Company would be substantially the same as the membership interests that policyholders have in AUL prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of the Mutual Holding Company. After the conversion, persons who acquire policies from AUL would automatically be members in the Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to the approval by AUL policyholders and the consent of the Insurance Commissioner of Indiana, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 2000. Under the Plan, the insurance company name will not change.

AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 1999, AUL had assets of $10,577,535,000 and a policy owners' surplus of $739,224,931.

The principal underwriter for the Contracts is AUL, which is registered with the SEC as a broker-dealer.


AUL is subject to regulation by the Department of Insurance of the State of Indiana as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Policies are sold. State specific policy forms may reflect some variances in the provisions outlined in this prospectus.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment
Company Act of 1940 (the "1940 Act"). AUL has established other segregated investment accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of Portfolios of the Funds. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Funds

Each Fund is registered with the SEC as a diversified, open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds comprises one or more of the Portfolios and other series that may not be available under the Policies. The investment objectives of each of the Portfolios is described below.

AUL AMERICAN SERIES FUND, INC.

AUL AMERICAN EQUITY PORTFOLIO

The primary investment
objective of the AUL American Equity Portfolio is long-term capital appreciation. The Fund seeks current investment income as a secondary objective. The Fund attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

AUL AMERICAN BOND PORTFOLIO

The primary investment objective of the AUL American Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Fund seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

AUL AMERICAN MANAGED PORTFOLIO

The investment objective of the AUL American Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Fund attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

AUL AMERICAN MONEY MARKET PORTFOLIO

The investment objective of the AUL American Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Fund attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

FOR ADDITIONAL INFORMATION CONCERNING AUL AMERICAN SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AUL AMERICAN SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO


The Alger American Growth Portfolio seeks long term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P MidCap 400 Index.

FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO


The VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally.


NOTE: Effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new contracts. Effective July 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new money deposits and transfers on existing contracts.

AMERICAN CENTURY VP INCOME & GROWTH PORTFOLIO


The American Century VP Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks. The fund employs a quantitative management approach, selecting from a universe of the 1,500 largest publicly traded stocks, with the goal of producing a total return that exceeds its benchmark, the S&P 500, without taking on significant additional risk. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.


AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO


The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.


FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP EQUITY-INCOME PORTFOLIO


The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Adviser may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP MONEY MARKET PORTFOLIO

The VIP Money Market Porfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. FMR also may enter into reverse repurchase agreements for the Fund.

VIP OVERSEAS PORTFOLIO

The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II ASSET MANAGER PORTFOLIO

The VIP II Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP II CONTRAFUND(R) PORTFOLIO

The VIP II Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP II INDEX 500 PORTFOLIO

The VIP II Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Banker's Trust normally invests at least 80% of assets in common stocks included in the S&P 500.


FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") AND THEIR PORTFOLIOS, PLEASE SEE THE VIP AND VIP II PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

The Flexible Income Portfolio is a diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR  ADDITIONAL   INFORMATION   CONCERNING  JANUS  ASPEN  SERIES  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING


PBHG INSURANCE SERIES FUNDS, INC.

PBHG GROWTH II PORTFOLIO

The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in growth securities of small and medium-sized companies with market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that the Adviser believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts and the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio will invest 25% of its assets in one or more of the industries within these sectors, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology. The Portfolio is managed by Jeffrey A. Wrona, CFA, who also manages the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, INC. PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND, INC. FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


SAFECO RESOURCE SERIES TRUST

RST EQUITY PORTFOLIO


The RST Equity Portfolio has as its investment objective to seek long-term growth of capital and reasonable current income. The RST Equity Portfolio ordinarily invests principally in common stocks selected for long-term appreciation and/or dividend potential.

RST GROWTH OPPORTUNITIES PORTFOLIO

The RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The RST Growth Opportunities Portfolio ordinarily invests a preponderance of its assets in common stocks selected for potential appreciation.


FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO


The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital by investing in mid-cap stocks with potential for above-average earnings growth.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in investment grade short- and intermediate-term bonds. While there are no maturity limitations on individual securities purchased, the portfolio's dollar-weighted average effective maturity will not exceed five years.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                               FUND EXPENSE TABLE



The purpose of the following table is to assist investors in understanding the various costs and expenses that Owners bear indirectly. The table reflects expenses of the Funds for the fiscal year ended December 31, 1999. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Policy and may vary from year to year. The fees in this expense table have been provided by the Funds and have not been independently verified by AUL. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account or to payments under Settlement Option.






Fund Annual Expenses (as a percentage of net assets of each Fund)

                                                           Management/                                   Total Fund
Portfolio                                                 Advisory Fee         Other Expenses          Annual Expenses


AUL American Series Fund, In.
   American Equity Portfolio                                  0.50%(1)             0.13%                   0.63%
   American Bond Portfolio                                    0.50%(1)             0.12%                   0.62%
   American Managed Portfolio                                 0.50%(1)             0.12%                   0.62%
   American Money Market Portfolio                            0.40%(1)             0.15%                   0.55%
Alger American Fund
   Alger American Growth Portfolio                            0.75%                0.04%                   0.79%
   Alger American Small Capitalization                        0.85%                0.05%                   0.90%
American Century Variable Portfolios, Inc.
   American Century VP Capital Appreciation Portfolio         1.00%                0.00%                   1.00%(2)
   American Century VP Income & Growth                        0.70%                0.00%                   0.70%
   American Century VP International Portfolio                1.50%                0.00%                   1.50%(2)
Fidelity Variable Insurance Products Fund
   VIP Equity-Income Portfolio                                0.50%                0.08%                   0.58%(3)
   VIP Growth Portfolio                                       0.60%                0.09%                   0.69%(3)
   VIP High Income Portfolio                                  0.59%                0.12%                   0.71%(3)
   VIP Money Market Portfolio                                 0.21%                0.10%                   0.31%
   VIP Overseas Portfolio                                     0.75%                0.17%                   0.92%(3)
Fidelity Variable Insurance Products Fund II
   VIP II Asset Manager Portfolio                             0.55%                0.10%                   0.65%(3)
   VIP II Contrafund Portfolio                                0.60%                0.11%                   0.71%(3)
   VIP II Index 500 Portfolio                                 0.24%                0.04%                   0.28%(4)
Janus Aspen Series
   Flexible Income Portfolio                                  0.65%                0.07%                   0.72%
   Worldwide Growth Portfolio                                 0.65%                0.05%                   0.70%(5)
PBHG Insurance Series Fund, Inc.
   PBHG Growth II                                             0.75%                0.42%                   1.17%(6)
   PBHG Technology & Communications                           0.85%                0.24%                   1.09%(6)
SAFECO Resource Series Trust
   RST Equity                                                 0.74%                0.02%                   0.76%
   RST Growth Opportunities                                   0.74%                0.05%                   0.79%
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Equity Income Portfolio                      0.85%                0.00%                   0.85%(7)
   T. Rowe Price Mid-Cap Growth                               0.85%                0.00%                   0.85%(7)
T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Limited-Term Bond                            0.70%                0.00%                   0.70%(7)


(1)AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 1999, expenses did not exceed 1% of the average daily net asset value.

(2) American Century VP International fees are 1.50% on the first $250,000,000 of average net assets; 1.20% on the next $250,000,000 of average net assets; and, 1.10% thereafter. American Century VP Capital Appreciation fees are 1.00% on the first $500,000,000 of net assets; 0.95% on the next $500,000,000; and, 0.90% thereafter.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interst earned on uninvested cash balances was used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for Equity-Income Portfolio, .67% for Growth Portfolio, .90% for Overseas Portfolio,
 .64% for Asset Manager Portfolio, .68% for Contrafund Portfolio and .71% for High Income Portfolio.

(4) FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13% and .40%, respectively.

(5) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Worldwide Growth Portfolio. Expenses are stated without waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(6) You should know that because Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. In 1999, the Board elected to reimburse $31,616 in waived fees for the Growth II Portfolio and $93,603 in waived fees for the Technology & Communications Portfolio.

(7) Management fee includes operating expenses.

More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Investment Accounts.


AUL has entered into agreements with the Distributors/Advisers of Fred Alger Management, Inc., American Century Variable Portfolios, Inc., Fidelity Investments, Janus Capital Corporation, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these Funds to Owners who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Funds ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.


AUL cannot guarantee that each Fund or Portfolio will always be available for the Policies; but, in the event that a Fund or Portfolio is not available, AUL will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

                        PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Issue Ages are 0 through 85 on a standard basis, and 20 through 85 on a preferred non-tobacco user and tobacco user basis. Issue Age is determined based on the Insured's age as of the Contract Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date.

As the Owner of the Policy, you may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee or irrevocable beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. See "Tax Considerations."

Right to Examine Policy


You may cancel your Policy for a refund during your "right to examine" period. This period expires 10 calendar days after you receive your Policy (or a longer period if required by law). We assume you receive your Policy within 5 calendar days after the Issue Date. If you decide to cancel the Policy, you must return it by mail or other delivery method to the Home Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven calendar days after AUL receives the returned Policy, AUL will refund the greater of premiums paid or the Account Value.



Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the initial Face Amount, any supplemental and/or rider benefits and the planned premium payments you propose to make. Consult your AUL representative for information about the initial premium required for the coverage you desire.

The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later.

You may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to our Home Office. Each payment must be at least equal to the minimum payment shown on the Policy Data Page in your Policy. All premiums combined may not be more than $1,000,000, unless a higher amount is agreed to by us.

The planned premium is the amount for which we will bill you or, in the case of our automatic premium plan (which deducts the planned premium from your checking account), the amount for which we will charge your account. The amount and frequency of the planned premium are shown on the Policy Data Page in your Policy. You may change the amount and the frequency of the planned premium by Proper Notice. We reserve the right to change the planned premium to comply with our rules for billing amount and frequency.

Unless otherwise indicated, premiums received in excess of planned premium will be applied first to any loan interest due; next, to any outstanding loan balance; and last, as additional premium.

If the payment of any premium would cause an increase in Risk Amount because of the Minimum Insurance Percentage, we may require satisfactory evidence of insurability before accepting it. If we accept the premium, we will allocate the Net Premium to your Account Value on the date of our acceptance. If we do not accept the premium, we will refund it to you.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, we reserve the right to refund the amount to you with interest no later than 60 days after the end of the Policy Year when we receive the premium, but we assume no obligation to do so.


If the payment of any premium would cause the Policy to become a Modified Endowment, we will attempt to so notify you upon allocating the premium, but we assume no obligation to do so. In the event that we notify you, consistent with the terms of the notice you may choose whether you want the premium refunded to you. We reserve the right to refund any premiums that cause the Policy to become a Modified Endowment. Upon request, we will refund the premium, with interest, to you no later than 60 days after the end of the Policy Year in which we receive the premium.

     Planned Premiums. When applying for a Policy, you may select a plan for paying level premium payments semi-annually or annually. If you elect, AUL will also arrange for payment of planned premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned, or skip a planned premium entirely. (See, however, "Premium Payments to Prevent Lapse" and "Guarantee Period and Required Premium for the Guarantee Period." Each premium after the initial premium must be at least $50. AUL may increase this minimum 90 days after we send you a written notice of such increase. Subject to the limits described above, you can change the amount and frequency of planned premiums whenever you want by sending Proper Notice to the Home Office. However AUL reserves the right to limit the amount of a premium payment or the total premium payments paid.

Premium Payments to Prevent Lapse

     Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not guarantee that a Policy will not lapse. The conditions that will result in your Policy lapsing will vary depending on whether a Guarantee Period is in effect, as follows:

     Grace Period. The Policy goes into default at the start of the grace period, which is a period to make a premium payment sufficient to prevent lapse. A Grace Period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. AUL will send notice of the grace period and the amount required to be paid during the grace period to your last known address. The grace period shall terminate as of the date indicated in the notice, which shall comply with any applicable state law. Your Policy will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. See "Amount of Death Benefit Proceeds." If the grace period premium payment has not been paid before the grace period ends, your Policy will lapse. It will have no value, and no benefits will be payable. See "Reinstatement."

A grace period also may begin if any outstanding loan and loan interest becomes excessive. See "Policy Loans."

     Guarantee Period and Required Premium for the Guarantee Period. The Guarantee Period is the period shown in the Policy during which the Policy will remain in force and will not begin the grace period, if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period multiplied by the number of Policy Months since the Contract Date. If this test fails on any Monthiversary, the continuation of insurance guarantee terminates. The guarantee will not be reinstated.

The Required Premium for the Guarantee Period is shown on the Policy Data Page. If you make changes to the Policy after issue, the Required Premium for subsequent months may change. We will send you notice of the new Required Premium. The Required Premium per $1,000 factors for the Face Amount vary by risk class, Issue Age, and sex. Additional premiums for substandard ratings and rider benefits are included in the Required Premium.

     After the Guarantee Period. A grace period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. A premium sufficient to keep the Contract in force must be submitted during the grace period.

Premium Allocations and Crediting

In the Policy application, you specify the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of your allocations must equal 100%, with at least 1% of the Net Premium payment allocated to each account selected by you. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. You can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, or by telephone if written authorization is on file with us. The change will apply to the premium payments received with or after receipt of your notice.

The initial Net Premium generally is allocated to the Fixed Account and the Investment Accounts in accordance with your allocation instructions on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.


We generally allocate all Net Premiums received prior to the Issue Date to our general account prior to the end of the "right to examine" period. We will credit interest daily on Net Premiums so allocated. However, we reserve the right to allocate Net Premiums to the Fixed Account and the Investment Accounts of the Separate Account in accordance with your allocation instructions prior to the expiration of the "right to examine" period. If you exercise your right to examine the Policy and cancel it by returning it to us, we will refund to you the greater of any premiums paid or the Account Value. At the end of the "right to examine" period, we transfer the Net Premium and interest to the Fixed Account and the Investment Accounts of the Separate Account based on the percentages you have selected in the application. For purposes of determining the end of the "right to examine" period, solely as it applies to this transfer, we assume that receipt of this Policy occurs 5 calendar days after the Issue Date.


Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

You may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "right to examine" period.

There currently is no minimum transfer amount, although we reserve the right to require a $100 minimum transfer. You must transfer the minimum amount, or, if less, the entire amount in the account from which you are transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, we have the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a prorata basis.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. Currently, all transfers are free. On a guaranteed basis, we reserve the right to limit the number of transfers to 12 per year, or to restrict transfers from being made on consecutive Valuation Dates.

If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

The first 12 transfers during each Policy Year are free. Any unused free transfers do not carry over to the next Policy Year. We reserve the right to assess a $25 charge for the thirteenth and each subsequent transfer during a Policy Year. For the purpose of assessing the charge, each request (or telephone request described below) is considered to be one transfer, regardless of the number of Investment Accounts or the Fixed Account affected by the transfer. The charge will be deducted from the Investment Account(s) from which the transfers are made.

Unless AUL restricts the right of an Owner to transfer funds as stated above, there is no limit on the number of transfers that can be made between Investment Accounts or to the Fixed Account. There is a limit on the amount transferred from the Fixed Account each Policy Year. See "Transfers from Fixed Account" for restrictions.

     Telephone Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.


Initial Dollar Cost Averaging Program

After July 1, 2000, at issue, owners who wish to purchase units of an Investment Account over a six month or one year period may do so through the Initial Dollar Cost Averaging ("Initial DCA") Program. Under the Initial DCA Program, the Contract Owner authorizes AUL to allocate initial and subsequent premiums received in the first 6 or 12 months after the contract issue date into the Enhanced Averaging Fixed Account. An amount is transferred from the Enhanced Averaging Fixed Account into one or more other Investment Accounts. AUL recalculates the transfer amount each month to ensure that the entire balance of the Enhanced Averaging Fixed Account is transferred within six months or one year after the initial premium is received. The unit values are determined on the dates of the transfers. These transfers will continue automatically over a 6 or 12 month period. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account.

Ongoing Dollar Cost Averaging Program

The Ongoing Dollar Cost Averaging Program, if elected, enables you to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the AUL American Money Market Investment Account to other

Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, participation in the Ongoing Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

You specify the fixed dollar amount to be transferred automatically from the AUL American Money Market Investment Account. At the time that you elect the Ongoing Dollar Cost Averaging Program, the Account Value in the AUL American Money Market account from which transfers will be made must be at least $2,000.

You may elect this Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the Ongoing Dollar Cost Averaging Program will commence on the Monthiversary on or next following the election.

Once elected, transfers from the AUL American Money Market Investment Account will be processed until the value of the Investment Account is completely depleted, or you send us Proper Notice instructing us to cancel the transfers.

Currently, transfers made under the Ongoing Dollar Cost Averaging Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. We reserve the right to impose a $25 transfer charge for each transfer effected under a Ongoing Dollar Cost Averaging Program. We also reserve the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.


Portfolio Rebalancing Program


You may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the 12 free transfers permitted each Policy Year. If the Ongoing Dollar Cost Averaging Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the Ongoing Dollar Cost Averaging Program.


You may elect this plan at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.

                                  FIXED ACCOUNT


Summary of the Fixed Account


Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account value to the Fixed Account, which is part of our General Account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be 3%). Our General Account supports our insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we benefit from investment gain and assume the risk of investment loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.


Enhanced Averaging Fixed Account

A Contract Owner may allocate initial and subsequent premiums in the first Contract Year to the Enhanced Averaging Fixed Account. The Enhanced Averaging Fixed Account may only be requested at issue and requires an initial deposit of $10,000 therein. Within six months or one year after the initial deposit into the Enhanced Averaging Fixed Account, a Contract Owner must transfer these allocations to other Investment Accounts. AUL will recalculate, each month, the amounts it will transfer out of the Enhanced Averaging Fixed Account. This procedure ensures that the entire balance of the Enhanced Averaging

Fixed Account will be transferred within six months or one year after the initial deposit. Amounts allocated to the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL. AUL guarantees these rates to be at least an effective annual rate of 3%.


Calculation of the Fixed Account Value

Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed 20% of the amount in the Fixed Account at the beginning of the Policy Year, less any Partial Surrenders made from the Fixed Account since that date, unless the balance after the transfer is less than $25, in which case we reserve the right to transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the partial or full surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.


                             CHARGES AND DEDUCTIONS

Premium Expense Charges

     Premium Tax Charge. A 2.5% charge for state and local premium taxes and related administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses AUL for premium taxes and related administrative expenses associated with the Policies. AUL expects to pay an average state and local premium tax rate (including related administrative expenses) of approximately 2.5% of premium payments for all states, although such tax rates range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular Owner lives.


     Sales Charge. AUL deducts a sales charge from each premium payment. The sales charge for contracts issued after May 1, 2000 is 2.5% of each premium paid during the first 10 Policy Years, and 1.5% of each premium paid thereafter.


Monthly Deduction

AUL will deduct Monthly Deductions on the Contract Date and on each Monthiversary. Monthly Deductions due on the Contract Date and any Monthiversaries prior to the Issue Date are deducted on the Issue Date. Your Contract Date is the date used to determine your Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, and (3) any charges for rider benefits, as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account prorata on the basis of the portion of Account Value in each account.

     Cost of Insurance Charge. This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Non-Smoker and Smoker Mortality Tables (the "1980 CSO Tables") (and where unisex cost of insurance rates apply, the 1980 CSO-C Tables). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. As of the date of this Prospectus, we charge "current rates" that are generally lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. The current rates may also vary with the Attained Age, gender, where permissible, duration of each Face Amount segment, policy size and underwriting class of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Risk Amount for that Monthiversary. The Risk Amount on a Monthiversary is the difference between the Death Benefit divided by 1.00246627 and the Account Value. The Account Value will first be considered part of the initial Face Amount, then part of any additional Face Amounts in the order of the increases.

The cost of insurance charge for each Face Amount segment will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Non-Tobacco User, Preferred Tobacco User, Preferred Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Standard Non-Tobacco User rates are available for Issue Ages 0-85. Preferred Non-Tobacco and Preferred Tobacco User rates are available for Issue Ages 20-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of your Policy.

AUL places the Insured in a risk class when the Policy is given underwriting approval, based on AUL's underwriting of the application. When an increase in Face Amount is requested, AUL conducts underwriting before approving the increase (except as noted below), and a separate risk class may apply to the increase. If the risk class for the increase has higher guaranteed cost of insurance rates than the existing class, the higher guaranteed rates will apply only to the increase in Face Amount, and the existing risk class will continue to apply to the existing Face Amount. If the risk class for the increase has lower guaranteed cost of insurance rates than the existing class, the lower guaranteed rates will apply to both the increase and the existing Face Amount.


     Monthly Administrative Charge. The monthly administrative charge is a level monthly charge. For contracts issued after May 1, 2000, the charge is currently $17.50 during the first Policy Year, and $6 thereafter, which applies in all years. It is guaranteed not to exceed $10 after the first Policy Year. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include, but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.


     Cost of  Additional  Benefits  Provided by Riders.  The cost of  additional
benefits   provided  by  riders  is  charged  to  the   Account   Value  on  the
Monthiversary.

Mortality and Expense Risk Charge


AUL deducts this monthly charge from the Variable Account value prorata based on the amounts in each account. The current charge is at an annual rate of 0.75% of Variable Account value during the first 10 Policy Years, and 0.25% thereafter, and is guaranteed not to increase for the duration of a Policy. AUL may realize a profit from this charge.


The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. AUL also assumes the mortality risk associated with guaranteeing the Death Benefit during the Guarantee Period. The expense risk AUL assumes is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Surrender Charge

During the first fifteen Policy Years, a surrender charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The total surrender charge will not exceed the maximum surrender charge set forth in the Policy. The surrender charge is equivalent to 100% of the base coverage target premium for Policy Years 1 through 5, reducing thereafter by 10% annually through Policy Year 15. The "base coverage target premium" is the target premium associated with the base coverage of the policy only, not including any riders or benefits.

Partial Surrenders are limited to the Cash Value of the Policy; therefore, there is no surrender charge assessed on Partial Surrenders. Any surrender in excess of Cash Value will constitute a complete surrender and the above surrender charge will apply.

The surrender charge for a reinstated Policy will be based on the number of Policy Years from the original Contract Date. For purposes of determining the surrender charge on any date after reinstatement, the period the Policy was lapsed will be credited to the total Policy period.

The table below shows the surrender charge (which is a percentage of target premium) deducted if the Policy is completely surrendered during the first fifteen Policy Years.

                           Table of Surrender Charges

                          Policy Year           Surrender Charge

                               1                     100%
                               2                     100%
                               3                     100%
                               4                     100%
                               5                     100%
                               6                      90%
                               7                      80%
                               8                      70%
                               9                      60%
                              10                      50%
                              11                      40%
                              12                      30%
                              13                      20%
                              14                      10%
                              15                       0%

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. We reserve the right, however, to assess a charge for such taxes against the Investment Accounts if we determine that such taxes will be incurred.

Special Uses

We may agree to reduce or waive the surrender charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, we may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates. We may also agree to waive minimum premium requirements for such persons.

We will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Fund Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Funds' prospectuses.

                          HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Net Cash Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Net Cash Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guarantee Period is not then in effect, the Policy will be in default and a grace period will begin. See "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Contract Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Contract Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but we are closed for business, and you will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

     Variable Account Value. When you allocate an amount to an Investment Account, either by Net Premium payment allocation or by transfer, your Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to your Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction and mortality and expense charge are taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

     Accumulation Unit Values. An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. The accumulation unit value for the Money Market Investment Accounts were initially set at $1, and the accumulation unit value for each of the other Investment Accounts was arbitrarily set at $5 when each Investment Account was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

     Net Investment Factor. The net investment factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

         (a) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus
          2. the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus
          3. the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and

          (b) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus
          2. the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

         Fixed Account Value. On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed
Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the prorata portion of the Monthly

Deduction charged against the Fixed Account.

     Loan Account Value. On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.


Cash Value and Net Cash Value

The Cash Value on a Valuation Date is the Account Value less any applicable surrender charges. The Net Cash Value on a Valuation Date is the Cash Value reduced by any outstanding loans and loan interest. Net Cash Value is used to determine whether a grace period starts. See "Premium Payments to Prevent Lapse." It is also the amount that is available upon full surrender of the Policy. See "Surrendering the Policy for Net Cash Value."

                    DEATH BENEFIT AND CHANGES IN FACE AMOUNT

As long as the Policy remains in force, AUL will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to you and us. Before the Insured dies, you may choose how the proceeds are to be paid. If you have not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. See "Selecting and Changing the Beneficiary."

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit in force as of the end of the Valuation Period during which death occurs, plus any rider benefits, minus any outstanding loan and loan interest on that date. If the date of death occurs during a grace period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

If part or all of the Death Benefit Proceeds is paid in one sum, AUL will pay interest on this sum if required by applicable state law from the date of the Insured's death to the date of payment.

Death Benefit Options

The Owner may choose one of two Death Benefit options. Under Option 1, the Death Benefit is the greater of the Face Amount or the Applicable Percentage (as described below) of Account Value on the date of the Insured's death. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Account Value on the date of death, or the Applicable Percentage of the Account Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option 1, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option 2, the Death Benefit will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Death Benefit, see "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."


                     Applicable Percentages of Account Value
Attained Age    Percentage     Attained Age   Percentage    Attained Age   Percentage     Attained Age   Percentage
     0-40            250%           50            185%           60             130%           70             115%
      41             243            51            178            61             128            71             113
      42             236            52            171            62             126            72             111
      43             229            53            164            63             124            73             109
      44             222            54            157            64             122            74             107
      45             215            55            150            65             120           75-90           105
      46             209            56            146            66             119            91             104
      47             203            57            142            67             118            92             103
      48             197            58            138            68             117            93             102
      49             191            59            134            69             116            94             101
                                                                                               95+            100

Initial Face Amount and Death Benefit Option

The initial Face Amount is set at the time the Policy is issued. You may change the Face Amount from time to time, as discussed below. You select the Death Benefit option when you apply for the Policy. You also may change the Death Benefit option, as discussed below. We reserve the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law.

Changes in Death Benefit Option

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may change the Death Benefit option on your Policy subject to the following rules. If you request a change from Death Benefit Option 2 to Death Benefit Option 1, the Face Amount will be increased by the amount of the Account Value on the date of change. The change will be effective on the Monthiversary following our receipt of Proper Notice.

If you request a change from Death Benefit Option 1 to Death Benefit Option 2, the Face Amount will be decreased by the amount of the Account Value on the date of change. We may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following our approval of the change. We will not permit a change which would decrease the Face Amount below $50,000.

Changes in Face Amount

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, AUL will refund, after the next Monthiversary, the amount of such excess above the premium limitations. Changes in Face Amount may cause the Policy to be treated as a Modified Endowment for federal tax purposes.

AUL reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law would result in immediate termination of the Policy, payments would have to be made from the Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Value under the Policy.

The Face Amount after any decrease must be at least $50,000. A decrease in Face Amount will become effective on the Monthiversary that next follows receipt of Proper Notice of a request.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. If you have made any increases to the Face Amount, the decrease will first be applied to reduce those increases, starting with the most recent increase. The decrease will not cause a decrease in either the Required Premium for the Guarantee Period or the surrender charge.


Any increase in the Face Amount must be at least $5,000 (unless otherwise provided by rider), and an application must be submitted. AUL reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by AUL from time to time. A change in planned premiums may be advisable. If the Policy is within the Guarantee Period on the effective date of the increase, Required Premiums will be increased accordingly. See "Premiums." The increase in Face Amount will become effective on the Monthiversary on or next following our approval of the increase.


For purposes of calculating cost of insurance charges, any Face Amount decrease will be used to reduce any previous Face Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

Selecting and Changing the Beneficiary

You select the beneficiary in your application. You may select more than one beneficiary. You may later change the beneficiary in accordance with the terms of the Policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's written consent must be obtained to change the beneficiary.

                                  CASH BENEFITS

Policy Loans

Prior to the death of the Insured, you may borrow against your Policy by submitting Proper Notice to the Home Office at any time after the end of the "right to examine" period while the Policy is not in the grace period. The Policy is assigned to us as the sole security for the loan. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

         1. 90% of the Account Value; less
         2. any loan interest due on the next Policy Anniversary; less
         3. any applicable surrender charges; less
         4. any existing loans and accrued loan interest.

Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date your written request is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid."

     Interest. AUL will charge interest on any outstanding loan at an annual rate of 6.0%. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

     Loan Collateral. When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the Account Value, but the Net Cash Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account value and the Fixed Account bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.


The Loan Account will be credited with interest daily at an effective annual rate of not less than 5.0%. Thus, the maximum net cost of a loan is 1.0% per year (the net cost of a loan is the difference between the rate of interest charged on indebtedness and the amount credited to the Loan Account).

Any interest credited in excess of the minimum guaranteed rate is not guaranteed.


     Loan Repayment; Effect if Not Repaid. You may repay all or part of your loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Net Cash Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Net Cash Value on any Monthiversary when the Guarantee Period is not in force, the Policy will be in default. You will be sent notice of the default. You will have a grace period within which you may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse."

     Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations" for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if your Policy is a Modified Endowment, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Net Cash Value

You may surrender your Policy at any time for its Net Cash Value by submitting Proper Notice to us. AUL may require return of the Policy. A surrender charge may apply. See "Surrender Charge." A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid." The Net Cash Value may be taken in one lump sum or it may be applied to a settlement option. See "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

You may make Partial Surrenders under your Policy of at least $500 at any time after the end of the "right to examine" period by submitting Proper Notice to us. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.


When you request a Partial Surrender, you can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If you provide no directions, the Partial Surrender will be deducted from your Account Value in the Investment Accounts and Fixed Account on a prorata basis. Partial Surrenders may have adverse tax consequences. See "Tax Considerations."


AUL will reduce the Face Amount by an amount equal to the Partial Surrender. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $50,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "When Proceeds Are Paid."

Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy.

These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any representative authorized to sell this Policy can further explain these options upon request.

You may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

     Option 1 - Income for a Fixed Period. Proceeds are payable in equal monthly installments for a specified number of years, not to exceed 20.

     Option 2 - Life Annuity. Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     Option 3 - Survivorship Annuity. Proceeds are paid in monthly installments for as long as either the first payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as 120. A different monthly installment payable to the surviving payee can be specified. Any other method or frequency of payment we agree to may be used to pay the proceeds of this Policy.

Policy proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater. Based on the settlement option selected, we will determine the amount payable. The minimum interest rate used in computing payments under all options will be 3% per year.

You may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with our consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, we will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

     Minimum Amounts. AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to us.

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Investment Accounts to which Variable Account value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Variable Account value to fund the purpose for which the Policy was purchased. Partial Surrenders and Policy loans may significantly affect current and future Account Value, Net Cash Value, or Death Benefit Proceeds. Depending upon Investment Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations."

Life Insurance Retirement Plans

Any Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Account Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a Death Benefit payable when the Insured dies.

Illustrations are available upon request that portray how the Policy can be used as a funding vehicle for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Illustrations provided upon request show the effect on Account Value, Cash Value, and the net Death Benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Investment Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding illustration; illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

The hypothetical rates of return in illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and whether loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

Using your Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if your Policy is insufficiently funded in relation to the income stream expected from your Policy, your Policy can lapse prematurely and result in significant income tax liability to you in the year in which the lapse occurs. Other risks associated with borrowing from your Policy also apply. Loans will be automatically repaid from the gross Death Benefit at the death of the Insured, resulting in the estimated payment to the beneficiary of the net Death Benefit, which will be less than the gross Death Benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Value. Similarly, upon lapse, the loan will be automatically repaid, and the Policy will terminate without value. Upon surrender, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of your Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments. Thus, you should be careful to design a life insurance retirement plan so that your Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.


To avoid lapse of your Policy, it is important to design a payment stream that does not leave your Policy with insufficient Net Cash Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Account Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the age of the Insured, which can further erode existing Net Cash Value and contribute to the risk of lapse.

Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding loans and loan interest, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

You should consult with your financial and tax advisers in designing a life insurance retirement plan that is suitable for your particular needs. Further, you should continue to monitor the Net Cash Value remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of the remaining Net Cash Value. Illustrations showing the effect of charges under the Policy upon existing Account Value or the effect of future withdrawals or loans upon the Policy's Account Value and Death Benefit are available from your representative. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

          ILLUSTRATIONS OF ACCOUNT VALUES, CASH VALUES, DEATH BENEFITS
                        AND ACCUMULATED PREMIUM PAYMENTS


The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Account Values, Cash Values and Death Benefits under a Policy covering an Insured of a given age on the Policy Date would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. The tables may be deemed to be "forward looking statements," and are based on certain assumptions. Actual performance under the Policy may differ materially from performance described in the tables. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an Owner. These illustrations assume that Net Premiums are allocated equally among the Investment Accounts available under the Policy, and that no amounts are allocated to the Fixed Account. These illustrations also assume that no Policy loans have been made and that the premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The illustrations reflect the fact that the net investment return on the assets held in the Investment Accounts is lower than the gross return of the selected Portfolios. The tables assume an average annual expense ratio of approximately 0.75% of the average daily net assets of the Portfolios available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. Effective May 1, 1999, the American Century VP
Capital Appreciation Portfolio is no longer available for new contracts; therefore, the Portfolio's expenses are not included in the above average. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios.


The illustrations also reflect the deduction of the premium expense charge, the Monthly Deduction and the mortality and expense risk charge. AUL has the contractual right to charge the guaranteed maximum charges. The current charges and, alternatively, the guaranteed charges are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no tax charges other than the premium tax charge are currently made against the Separate Account and assume no indebtedness or charges for rider benefits.

The illustrations are based on AUL's sex distinct rates. Upon request, an Owner will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables, and also may reflect allocation of premiums to specified Investment Accounts. Such illustrations will reflect the expenses of the Portfolios in which such Investment Accounts invest. We may make a reasonable charge to provide such illustrations.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE

MALE ISSUE AGE:  40                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross         0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------
    1            6,300       500,000  500,000    500,000             4,559    4,865    5,171               0         0      261
    2           12,915       500,000  500,000    500,000             9,142   10,043   10,981           4,232     5,133    6,071
    3           19,861       500,000  500,000    500,000            13,611   15,406   17,351           8,701    10,496   12,441
    4           27,154       500,000  500,000    500,000            17,962   20,958   24,336          13,052    16,048   19,426
    5           34,811       500,000  500,000    500,000            22,192   26,705   31,998          17,282    21,795   27,088
    6           42,852       500,000  500,000    500,000            26,298   32,649   40,404          21,879    28,230   35,985
    7           51,295       500,000  500,000    500,000            30,276   38,795   49,630          26,348    34,867   45,702
    8           60,159       500,000  500,000    500,000            34,124   45,153   59,764          30,687    41,716   56,327
    9           69,467       500,000  500,000    500,000            37,840   51,725   70,898          34,894    48,779   67,952
   10           79,241       500,000  500,000    500,000            41,418   58,519   83,138          38,963    56,064   80,683
   11           89,503       500,000  500,000    500,000            45,078   65,866   97,079          43,114    63,902   95,115
   12          100,278       500,000  500,000    500,000            48,595   73,489  112,492          47,122    72,016  111,019
   13          111,592       500,000  500,000    500,000            51,955   81,390  129,537          50,973    80,408  128,555
   14          123,471       500,000  500,000    500,000            55,140   89,570  148,394          54,649    89,079  147,903
   15          135,945       500,000  500,000    500,000            58,138   98,036  169,271          58,138    98,036  169,271
   16          149,042       500,000  500,000    500,000            60,935  106,792  192,403          60,935   106,792  192,403
   17          162,794       500,000  500,000    500,000            63,519  115,849  218,062          63,519   115,849  218,062
   18          177,234       500,000  500,000    500,000            65,884  125,225  246,559          65,884   125,225  246,559
   19          192,396       500,000  500,000    500,000            68,012  134,926  278,240          68,012   134,926  278,240
   20          208,316       500,000  500,000    500,000            69,879  144,960  313,501          69,879   144,960  313,501
   21          225,031       500,000  500,000    500,000            71,251  155,158  352,710          71,251   155,158  352,710
   22          242,583       500,000  500,000    507,492            72,292  165,686  396,478          72,292   165,686  396,478
   23          261,012       500,000  500,000    560,824            72,955  176,540  445,098          72,955   176,540  445,098
   24          280,363       500,000  500,000    618,631            73,194  187,725  498,896          73,194   187,725  498,896
   25          300,681       500,000  500,000    681,286            72,966  199,251  558,431          72,966   199,251  558,431
   26          322,015       500,000  500,000    749,195            72,228  211,136  624,329          72,228   211,136  624,329
   27          344,415       500,000  500,000    829,658            70,940  223,410  697,192          70,940   223,410  697,192
   28          367,936       500,000  500,000    917,750            69,061  236,105  777,754          69,061   236,105  777,754
   29          392,633       500,000  500,000  1,014,190            66,536  249,260  866,829          66,536   249,260  866,829
   30          418,565       500,000  500,000  1,119,761            63,287  262,907  965,311          63,287   262,907  965,311



(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  40                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR       0% Gross 6% Gross 12% Gross         0% Gross 6% Gross 12% Gross        0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------
     1           6,300         500,000  500,000   500,000           4,092     4,383     4,674               0         0          0
     2          12,915         500,000  500,000   500,000           8,284     9,128    10,009           3,374     4,218      5,099
     3          19,861         500,000  500,000   500,000          12,332    14,004    15,818           7,422     9,094     10,908
     4          27,154         500,000  500,000   500,000          16,230    19,008    22,145          11,320    14,098     17,235
     5          34,811         500,000  500,000   500,000          19,972    24,139    29,037          15,062    19,229     24,127
     6          42,852         500,000  500,000   500,000          23,547    29,392    36,545          19,128    24,973     32,126
     7          51,295         500,000  500,000   500,000          26,951    34,764    44,730          23,023    30,836     40,802
     8          60,159         500,000  500,000   500,000          30,177    40,257    53,660          26,740    36,820     50,223
     9          69,467         500,000  500,000   500,000          33,215    45,865    63,408          30,269    42,919     60,462
    10          79,241         500,000  500,000   500,000          36,057    51,584    74,057          33,602    49,129     71,602
    11          89,503         500,000  500,000   500,000          38,882    57,694    86,122          36,918    55,730     84,158
    12         100,278         500,000  500,000   500,000          41,481    63,931    99,379          40,008    62,458     97,906
    13         111,592         500,000  500,000   500,000          43,824    70,277   113,951          42,842    69,295    112,969
    14         123,471         500,000  500,000   500,000          45,879    76,712   129,974          45,388    76,221    129,483
    15         135,945         500,000  500,000   500,000          47,618    83,218   147,614          47,618    83,218    147,614
    16         149,042         500,000  500,000   500,000          49,009    89,774   167,059          49,009    89,774    167,059
    17         162,794         500,000  500,000   500,000          50,023    96,365   188,531          50,023    96,365    188,531
    18         177,234         500,000  500,000   500,000          50,640   102,985   212,295          50,640   102,985    212,295
    19         192,396         500,000  500,000   500,000          50,817   109,606   238,646          50,817   109,606    238,646
    20         208,316         500,000  500,000   500,000          50,501   116,195   267,921          50,501   116,195    267,921
    21         225,031         500,000  500,000   500,000          49,631   122,715   300,520          49,631   122,715    300,520
    22         242,583         500,000  500,000   500,000          48,142   129,124   336,918          48,142   129,124    336,918
    23         261,012         500,000  500,000   500,000          45,931   135,354   377,668          45,931   135,354    377,668
    24         280,363         500,000  500,000   524,954          42,893   141,336   423,350          42,893   141,336    423,350
    25         300,681         500,000  500,000   578,206          38,919   147,003   473,940          38,919   147,003    473,940
    26         322,015         500,000  500,000   635,784          33,896   152,286   529,820          33,896   152,286    529,820
    27         344,415         500,000  500,000   703,803          27,705   157,119   591,431          27,705   157,119    591,431
    28         367,936         500,000  500,000   778,037          20,218   161,432   659,354          20,218   161,432    659,354
    29         392,633         500,000  500,000   859,048          11,270   165,130   734,229          11,270   165,130    734,229
    30         418,565         500,000  500,000   947,438             632   168,081   816,757             632   168,081    816,757



(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  40                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR       0% Gross 6% Gross   12% Gross       0% Gross 6% Gross  12% Gross      0% Gross 6% Gross   12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------


      1           6,300      504,550    504,856    505,161           4,550    4,856      5,161             0         0        251
      2          12,915      509,116    510,014    510,949           9,116   10,014     10,949         4,206     5,104      6,039
      3          19,861      513,557    515,344    517,281          13,557   15,344     17,281         8,647    10,434     12,371
      4          27,154      517,870    520,849    524,207          17,870   20,849     24,207        12,960    15,939     19,297
      5          34,811      522,052    526,531    531,783          22,052   26,531     31,783        17,142    21,621     26,873
      6          42,852      526,096    532,388    540,070          26,096   32,388     40,070        21,677    27,969     35,651
      7          51,295      529,999    538,423    549,134          29,999   38,423     49,134        26,071    34,495     45,206
      8          60,159      533,758    544,640    559,052          33,758   44,640     59,052        30,321    41,203     55,615
      9          69,467      537,367    551,039    569,906          37,367   51,039     69,906        34,421    48,093     66,960
     10          79,241      540,822    557,618    581,783          40,822   57,618     81,783        38,367    55,163     79,328
     11          89,503      544,336    564,699    595,251          44,336   64,699     95,251        42,372    62,735     93,287
     12         100,278      547,683    571,997    610,057          47,683   71,997    110,057        46,210    70,524    108,584
     13         111,592      550,846    579,504    626,328          50,846   79,504    126,328        49,864    78,522    125,346
     14         123,471      553,804    587,206    644,200          53,804   87,206    144,200        53,313    86,715    143,709
     15         135,945      556,542    595,096    663,830          56,542   95,096    163,830        56,542    95,096    163,830
     16         149,042      559,041    603,161    685,390          59,041  103,161    185,390        59,041   103,161    185,390
     17         162,794      561,286    611,392    709,074          61,286  111,392    209,074        61,286   111,392    209,074
     18         177,234      563,271    619,788    735,102          63,271  119,788    235,102        63,271   119,788    235,102
     19         192,396      564,971    628,330    763,707          64,971  128,330    263,707        64,971   128,330    263,707
     20         208,316      566,360    636,994    795,138          66,360  136,994    295,138        66,360   136,994    295,138
     21         225,031      567,162    645,499    829,410          67,162  145,499    329,410        67,162   145,499    329,410
     22         242,583      567,571    654,031    867,034          67,571  154,031    367,034        67,571   154,031    367,034
     23         261,012      567,534    662,534    908,319          67,534  162,534    408,319        67,534   162,534    408,319
     24         280,363      566,999    670,947    953,607          66,999  170,947    453,607        66,999   170,947    453,607
     25         300,681      565,921    679,213  1,003,282          65,921  179,213    503,282        65,921   179,213    503,282
     26         322,015      564,257    687,276  1,057,778          64,257  187,276    557,778        64,257   187,276    557,778
     27         344,415      561,969    695,081  1,117,575          61,969  195,081    617,575        61,969   195,081    617,575
     28         367,936      559,023    702,573  1,183,215          59,023  202,573    683,215        59,023   202,573    683,215
     29         392,633      555,371    709,681  1,255,282          55,371  209,681    755,282        55,371   209,681    755,282
     30         418,565      550,945    716,308  1,334,402          50,945  216,308    834,402        50,945   216,308    834,402



(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  40                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross   12% Gross          0% Gross 6% Gross   12% Gross      0% Gross  6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

      1           6,300      504,080    504,370    504,661           4,080    4,370      4,661             0         0          0
      2          12,915      508,249    509,090    509,967           8,249    9,090      9,967         3,339     4,180      5,057
      3          19,861      512,261    513,923    515,726          12,261   13,923     15,726         7,351     9,013     10,816
      4          27,154      516,110    518,865    521,975          16,110   18,865     21,975        11,200    13,955     17,065
      5          34,811      519,788    523,910    528,755          19,788   23,910     28,755        14,878    19,000     23,845
      6          42,852      523,282    529,048    536,104          23,282   29,048     36,104        18,863    24,629     31,685
      7          51,295      526,585    534,272    544,072          26,585   34,272     44,072        22,657    30,344     40,144
      8          60,159      529,691    539,577    552,714          29,691   39,577     52,714        26,254    36,140     49,277
      9          69,467      532,587    544,950    562,083          32,587   44,950     62,083        29,641    42,004     59,137
     10          79,241      535,262    550,379    572,239          35,262   50,379     72,239        32,807    47,924     69,784
     11          89,503      537,890    556,127    583,658          37,890   56,127     83,658        35,926    54,163     81,694
     12         100,278      540,259    561,921    596,082          40,259   61,921     96,082        38,786    60,448     94,609
     13         111,592      542,336    567,727    609,585          42,336   67,727    109,585        41,354    66,745    108,603
     14         123,471      544,084    573,506    624,242          44,084   73,506    124,242        43,593    73,015    123,751
     15         135,945      545,474    579,220    640,145          45,474   79,220    140,145        45,474    79,220    140,145
     16         149,042      546,467    584,825    657,386          46,467   84,825    157,386        46,467    84,825    157,386
     17         162,794      547,034    590,280    676,077          47,034   90,280    176,077        47,034    90,280    176,077
     18         177,234      547,154    595,551    696,351          47,154   95,551    196,351        47,154    95,551    196,351
     19         192,396      546,782    600,579    718,327          46,782  100,579    218,327        46,782   100,579    218,327
     20         208,316      545,863    605,290    742,131          45,863  105,290    242,131        45,863   105,290    242,131
     21         225,031      544,338    609,600    767,894          44,338  109,600    267,894        44,338   109,600    267,894
     22         242,583      542,144    613,420    795,757          42,144  113,420    295,757        42,144   113,420    295,757
     23         261,012      539,183    616,617    825,841          39,183  116,617    325,841        39,183   116,617    325,841
     24         280,363      535,359    619,051    858,279          35,359  119,051    358,279        35,359   119,051    358,279
     25         300,681      530,581    620,584    893,225          30,581  120,584    393,225        30,581   120,584    393,225
     26         322,015      524,764    621,072    930,854          24,764  121,072    430,854        24,764   121,072    430,854
     27         344,415      517,829    620,372    971,365          17,829  120,372    471,365        17,829   120,372    471,365
     28         367,936      509,702    618,336  1,014,988           9,702  118,336    514,988         9,702   118,336    514,988
     29         392,633      500,288    614,787  1,061,948             288  114,787    561,948           288   114,787    561,948
     30         418,565            0    609,493  1,112,454               0  109,493    612,454             0   109,493    612,454




(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  55                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 1

VARIABLE INVESTMENT        $13,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR       0% Gross  6% Gross  12% Gross      0% Gross   6% Gross   12% Gross    0% Gross  6% Gross  12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

        1        13,650      500,000    500,000    500,000           9,437   10,087     10,738             0         0          0
        2        27,983      500,000    500,000    500,000          18,693   20,587     22,562         7,303     9,197     11,172
        3        43,032      500,000    500,000    500,000          27,629   31,379     35,449        16,239    19,989     24,059
        4        58,833      500,000    500,000    500,000          36,233   42,464     49,504        24,843    31,074     38,114
        5        75,425      500,000    500,000    500,000          44,489   53,842     64,845        33,099    42,452     53,455
        6        92,846      500,000    500,000    500,000          52,379   65,512     81,607        42,128    55,261     71,356
        7       111,138      500,000    500,000    500,000          59,886   77,473     99,943        50,774    68,361     90,831
        8       130,345      500,000    500,000    500,000          66,974   89,713    120,016        59,001    81,740    112,043
        9       150,513      500,000    500,000    500,000          73,613  102,224    142,022        66,779    95,390    135,188
       10       171,688      500,000    500,000    500,000          79,774  115,007    166,192        74,079   109,312    160,497
       11       193,923      500,000    500,000    500,000          85,878  128,724    193,778        81,322   124,168    189,222
       12       217,269      500,000    500,000    500,000          91,490  142,846    224,405        88,073   139,429    220,988
       13       241,782      500,000    500,000    500,000          96,591  157,409    258,517        94,313   155,131    256,239
       14       267,521      500,000    500,000    500,000         101,147  172,446    296,628       100,008   171,307    295,489
       15       294,547      500,000    500,000    500,000         105,112  187,985    339,344       105,112   187,985    339,344
       16       322,925      500,000    500,000    500,000         108,413  204,051    387,381       108,413   204,051    387,381
       17       352,721      500,000    500,000    500,000         110,959  220,667    441,609       110,959   220,667    441,609
       18       384,007      500,000    500,000    557,623         112,632  237,859    502,363       112,632   237,859    502,363
       19       416,857      500,000    500,000    621,032         113,310  255,678    569,754       113,310   255,678    569,754
       20       451,350      500,000    500,000    689,709         112,886  274,214    644,588       112,886   274,214    644,588
       21       487,568      500,000    500,000    764,083         110,144  292,961    727,698       110,144   292,961    727,698
       22       525,596      500,000    500,000    860,613         105,953  312,669    819,632       105,953   312,669    819,632
       23       565,526      500,000    500,000    967,365         100,184  333,546    921,300       100,184   333,546    921,300
       24       607,452      500,000    500,000  1,085,390          92,677  355,842  1,033,704        92,677   355,842  1,033,704
       25       651,475      500,000    500,000  1,215,833          83,185  379,841  1,157,936        83,185   379,841  1,157,936
       26       697,699      500,000    500,000  1,359,929          71,280  405,864  1,295,171        71,280   405,864  1,295,171
       27       746,234      500,000    500,000  1,519,024          56,458  434,349  1,446,689        56,458   434,349  1,446,689
       28       797,195      500,000    500,000  1,694,571          38,087  465,875  1,613,877        38,087   465,875  1,613,877
       29       850,705      500,000    525,246  1,888,153          15,411  500,234  1,798,241        15,411   500,234  1,798,241
       30       906,890            0    562,794  2,101,494               0  535,994  2,001,423             0   535,994  2,001,423



(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $13,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR      0% Gross   6% Gross   12% Gross    0% Gross  6% Gross    12% Gross      0% Gross 6% Gross  12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

      1          13,650      500,000    500,000    500,000           7,826    8,424      9,024             0         0          0
      2          27,983      500,000    500,000    500,000          15,435   17,129     18,900         4,045     5,739      7,510
      3          43,032      500,000    500,000    500,000          22,580   25,874     29,462        11,190    14,484     18,072
      4          58,833      500,000    500,000    500,000          29,228   34,631     40,763        17,838    23,241     29,373
      5          75,425      500,000    500,000    500,000          35,339   43,362     52,853        23,949    31,972     41,463
      6          92,846      500,000    500,000    500,000          40,871   52,025     65,796        30,620    41,774     55,545
      7         111,138      500,000    500,000    500,000          45,775   60,576     79,664        36,663    51,464     70,552
      8         130,345      500,000    500,000    500,000          49,971   68,940     94,518        41,998    60,967     86,545
      9         150,513      500,000    500,000    500,000          53,381   77,042    110,442        46,547    70,208    103,608
     10         171,688      500,000    500,000    500,000          55,925   84,810    127,550        50,230    79,115    121,855
     11         193,923      500,000    500,000    500,000          57,842   92,662    146,745        53,286    88,106    142,189
     12         217,269      500,000    500,000    500,000          58,750  100,117    167,674        55,333    96,700    164,257
     13         241,782      500,000    500,000    500,000          58,564  107,114    190,623        56,286   104,836    188,345
     14         267,521      500,000    500,000    500,000          57,168  113,566    215,932        56,029   112,427    214,793
     15         294,547      500,000    500,000    500,000          54,398  119,349    244,005        54,398   119,349    244,005
     16         322,925      500,000    500,000    500,000          50,028  124,286    275,332        50,028   124,286    275,332
     17         352,721      500,000    500,000    500,000          43,765  128,153    310,528        43,765   128,153    310,528
     18         384,007      500,000    500,000    500,000          35,220  130,650    350,388        35,220   130,650    350,388
     19         416,857      500,000    500,000    500,000          23,952  131,439    395,973        23,952   131,439    395,973
     20         451,350      500,000    500,000    500,000           9,487  130,159    448,707         9,487   130,159    448,707
     21         487,568            0    500,000    535,297               0  126,418    509,807             0   126,418    509,807
     22         525,596            0    500,000    606,333               0  119,749    577,460             0   119,749    577,460
     23         565,526            0    500,000    684,692               0  109,585    652,088             0   109,585    652,088
     24         607,452            0    500,000    771,086               0   95,187    734,367             0    95,187    734,367
     25         651,475            0    500,000    866,277               0   75,512    825,026             0    75,512    825,026
     26         697,699            0    500,000    971,082               0   49,100    924,840             0    49,100    924,840
     27         746,234            0    500,000  1,086,367               0   13,921  1,034,635             0    13,921  1,034,635
     28         797,195            0          0  1,213,045               0        0  1,155,281             0         0  1,155,281
     29         850,705            0          0  1,352,091               0        0  1,287,705             0         0  1,287,705
     30         906,890            0          0  1,504,547               0        0  1,432,902             0         0  1,432,902


(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                                     $250,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $12,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross   6% Gross  12% Gross      0% Gross  6% Gross  12% Gross      0% Gross  6% Gross   12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------


      1          12,600      259,733    260,364    260,996           9,733   10,364     10,996         4,038     4,669      5,301
      2          25,830      269,340    271,211    273,158          19,340   21,211     23,158        13,645    15,516     17,463
      3          39,722      278,680    282,414    286,458          28,680   32,414     36,458        22,985    26,719     30,763
      4          54,308      287,745    293,978    300,998          37,745   43,978     50,998        32,050    38,283     45,303
      5          69,623      296,522    305,900    316,893          46,522   55,900     66,893        40,827    50,205     61,198
      6          85,704      304,999    318,181    334,266          54,999   68,181     84,266        49,873    63,055     79,140
      7         102,589      313,162    330,817    353,251          63,162   80,817    103,251        58,606    76,261     98,695
      8         120,319      320,989    343,796    373,987          70,989   93,796    123,987        67,003    89,810    120,000
      9         138,935      328,458    357,106    396,628          78,458  107,106    146,628        75,041   103,689    143,211
     10         158,481      335,547    370,734    421,346          85,547  120,734    171,346        82,700   117,886    168,499
     11         179,006      342,711    385,352    449,325          92,711  135,352    199,325        90,433   133,074    197,047
     12         200,556      349,491    400,377    480,043          99,491  150,377    230,043        97,783   148,668    228,335
     13         223,184      355,871    415,808    513,780         105,871  165,808    263,780       104,732   164,669    262,641
     14         246,943      361,829    431,640    550,839         111,829  181,640    300,839       111,259   181,071    300,269
     15         271,890      367,331    447,853    591,545         117,331  197,853    341,545       117,331   197,853    341,545
     16         298,084      372,331    464,415    636,246         122,331  214,415    386,246       122,331   214,415    386,246
     17         325,589      376,773    481,279    685,315         126,773  231,279    435,315       126,773   231,279    435,315
     18         354,468      380,584    498,380    739,150         130,584  248,380    489,150       130,584   248,380    489,150
     19         384,791      383,695    515,652    798,194         133,695  265,652    548,194       133,695   265,652    548,194
     20         416,631      386,052    533,041    862,955         136,052  283,041    612,955       136,052   283,041    612,955
     21         450,063      386,895    549,763    933,251         136,895  299,763    683,251       136,895   299,763    683,251
     22         485,166      386,851    566,416  1,010,338         136,851  316,416    760,338       136,851   316,416    760,338
     23         522,024      385,896    582,960  1,094,929         135,896  332,960    844,929       135,896   332,960    844,929
     24         560,725      383,997    599,350  1,187,806         133,997  349,350    937,806       133,997   349,350    937,806
     25         601,361      381,091    615,503  1,289,806         131,091  365,503  1,039,806       131,091   365,503  1,039,806
     26         644,030      377,033    631,248  1,401,769         127,033  381,248  1,151,769       127,033   381,248  1,151,769
     27         688,831      371,678    646,404  1,524,629         121,678  396,404  1,274,629       121,678   396,404  1,274,629
     28         735,873      364,867    660,766  1,659,405         114,867  410,766  1,409,405       114,867   410,766  1,409,405
     29         785,266      356,450    674,125  1,807,242         106,450  424,125  1,557,242       106,450   424,125  1,557,242
     30         837,129      346,311    686,296  1,969,441          96,311  436,296  1,719,441        96,311   436,296  1,719,441


(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                             $250,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 2

VARIABLE INVESTMENT        $12,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross  6% Gross   12% Gross       0% Gross  6% Gross   12% Gross     0% Gross 6% Gross   12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

      1          12,600      258,840    259,442    260,045           8,840    9,442     10,045         3,145     3,747      4,350
      2          25,830      267,578    269,336    271,169          17,578   19,336     21,169        11,883    13,641     15,474
      3          39,722      275,966    279,446    283,220          25,966   29,446     33,220        20,271    23,751     27,525
      4          54,308      283,984    289,755    296,267          33,984   39,755     46,267        28,289    34,060     40,572
      5          69,623      291,609    300,241    310,382          41,609   50,241     60,382        35,914    44,546     54,687
      6          85,704      298,813    310,879    325,644          48,813   60,879     75,644        43,687    55,754     70,518
      7         102,589      305,569    321,641    342,134          55,569   71,641     92,134        51,013    67,085     87,578
      8         120,319      311,831    332,478    359,926          61,831   82,478    109,926        57,844    78,492    105,939
      9         138,935      317,555    343,341    379,100          67,555   93,341    129,100        64,138    89,924    125,683
     10         158,481      322,699    354,178    399,749          72,699  104,178    149,749        69,852   101,331    146,901
     11         179,006      327,627    365,530    422,843          77,627  115,530    172,843        75,349   113,252    170,565
     12         200,556      331,918    376,842    447,848          81,918  126,842    197,848        80,210   125,133    196,139
     13         223,184      335,537    388,069    474,930          85,537  138,069    224,930        84,398   136,930    223,791
     14         246,943      338,437    399,152    504,259          88,437  149,152    254,259        87,867   148,583    253,689
     15         271,890      340,549    410,006    536,003          90,549  160,006    286,003        90,549   160,006    286,003
     16         298,084      341,783    420,518    570,324          91,783  170,518    320,324        91,783   170,518    320,324
     17         325,589      342,026    430,546    607,375          92,026  180,546    357,375        92,026   180,546    357,375
     18         354,468      341,137    439,909    647,296          91,137  189,909    397,296        91,137   189,909    397,296
     19         384,791      338,977    448,422    690,248          88,977  198,422    440,248        88,977   198,422    440,248
     20         416,631      335,434    455,911    736,428          85,434  205,911    486,428        85,434   205,911    486,428
     21         450,063      330,424    462,226    786,092          80,424  212,226    536,092        80,424   212,226    536,092
     22         485,166      323,877    467,223    839,535          73,877  217,223    589,535        73,877   217,223    589,535
     23         522,024      315,736    470,759    897,097          65,736  220,759    647,097        65,736   220,759    647,097
     24         560,725      305,934    472,679    959,147          55,934  222,679    709,147        55,934   222,679    709,147
     25         601,361      294,351    472,761  1,026,037          44,351  222,761    776,037        44,351   222,761    776,037
     26         644,030      280,809    470,711  1,098,094          30,809  220,711    848,094        30,809   220,711    848,094
     27         688,831      265,074    466,164  1,175,626          15,074  216,164    925,626        15,074   216,164    925,626
     28         735,873            0    458,688  1,258,925               0  208,688  1,008,925             0   208,688  1,008,925
     29         785,266            0    447,841  1,348,331               0  197,841  1,098,331             0   197,841  1,098,331
     30         837,129            0    433,218  1,444,280               0  183,218  1,194,280             0   183,218  1,194,280




(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.49%, 4.47%, and 10.43% respectively, during the first ten Policy Years, and -1.00%, 4.99%, and 10.97% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

     Incontestability. In the absence of fraud, after the Policy has been in force during the Insured's lifetime for two years from the Contract Date, AUL may not contest the Contract. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase. If you did not request the Face Amount increase or if evidence of insurability was not required, we will not contest the increase.

If a Policy lapses and it is reinstated, we can contest the reinstated Policy during the first two years after the effective date of the reinstatement, but only for statements made in the application for reinstatement.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount (or less if required by state law), the amount payable by AUL on such increase will be limited to the Monthly Deduction associated with the increase.

Changes in the Policy or Benefits

     Misstatement of Age or Sex. If it is determined the age or sex of the Insured as stated in the Policy is not correct, the Death Benefit will be the greater of: (1) the amount which would have been purchased at the Insured's correct age and sex by the most recent cost of insurance charge assessed prior to the date we receive proof of death; or (2) the Account Value as of the date we receive proof of death, multiplied by the Minimum Insurance Percentage for the correct age.

     Other Changes. Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options. AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

Change of Insured

While the Policy is in force, it may be exchanged for a new Policy on the life of a substitute Insured. The exercise of this exchange is subject to satisfactory evidence of insurability for the substitute Insured. The Contract Date of the new Policy will generally be the same as the Contract Date of the exchanged Policy. The Issue Date of the new Policy will be the date of the exchange. The initial Cash Value of the new Policy will be the same as the Cash Value of the exchanged Policy on the date of the exchange. Exercise of the Change of Insured provision will result in a taxable exchange.

Exchange for Paid-Up Policy

You may exchange the Policy for a paid-up whole life policy by Proper Notice and upon returning the Policy to the Home Office. The new policy will be for the level face amount, not greater than the Policy's Face Amount, which can be purchased by the Policy's Net Cash Value. The new policy will be purchased using the continuous net single premium for the Insured's age upon the Insured's last birthday at the time of the exchange. We will pay you any remaining Net Cash Value that was not used to purchase the new policy.

At any time after this option is elected, the cash value of the new policy will be its net single premium at the Insured's then attained age. All net single premiums will be based on 3% interest and the guaranteed cost of insurance rates of the Policy. No riders may be attached to the new policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Dividends

You will receive any dividends declared by us as long as the Policy is in force. Dividend payments will be applied to increase the Account Value in the Investment Accounts and Fixed Account on a prorata basis unless you request cash payment. We do not anticipate declaring any dividends.

Reports to Policy Owners

At least once a year, you will be sent a report at your last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying an Investment Account to which you have allocated Account Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums (except for premiums deducted automatically), or if you take out a loan, transfer amounts among the Investment Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Home Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, you must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Reinstatement

The Policy may be reinstated within five years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Rider Benefits

The following rider benefits are available and may be added to your Policy. If applicable, monthly charges for these riders will be deducted from your Account Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Waiver of Monthly Deduction Disability (WMDD)
     Issue Ages: 0-55

    This rider waives the Monthly Deduction during a period of total disability. WMDD cannot be attached to Policies with Face Amounts in excess of $3,000,000 or rated higher than Table H.

    Monthly Deductions are waived for total disability following a six month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before age 60, Monthly Deductions are waived as long as total disability continues. If disability occurs between ages 60-65, Monthly Deductions are waived as long as the Insured remains totally disabled but not beyond age 65.

    Guaranteed Insurance Option (GIO)
    Issue ages:     0-39 (standard risks only)

    This rider allows the Face Amount of the Policy to be increased by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

    Children's Benefit Rider (CBR)
    Issue Ages:     14 Days - 20 Years (Children's ages)

    This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 20 years of age, and the Insured must be less than 56 years old and not have a substandard rating greater than table H. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Children are covered under CBR until they reach age 22, when they may purchase, without evidence of insurability, a separate policy with up to five times the expiring face amount of the rider's coverage.

    Other Insured Rider (OIR)
    Issue Ages:     0-85 (Other Insured's age)

    The Other Insured Rider is level term life insurance on someone other than the Insured. The minimum issue amount is $10,000; the maximum issue amount is equal to three times the Face Amount. A maximum of two OIRs may be added to the Policy. The OIR amount of coverage may be changed in the future, but increases are subject to evidence of insurability.

    Prior to the Other Insured's age 70, the OIR may be converted to a permanent individual policy without evidence of insurability. The OIR may be converted to permanent coverage on the Monthiversary following the date of the Insured's death.

    Same Insured Rider (SIR)
    Issue Ages:     0-85

    This rider provides level term life insurance on the Insured. The minimum issue amount is $10,000; the maximum issue is equal to three times the Face Amount of the Policy. Only one SIR may be added to the Policy. The SIR face amount may be changed (increases are subject to evidence of insurability). Prior to age 70 (55 for substandard risks), the Insured may convert the SIR to permanent coverage without evidence of insurability.

    Waiver of Premium Disability (WPD)
    Issue Ages:     0-55

    This rider pays a designated premium into the Account Value during a period of total disability. The minimum designated premium is $100. WPD may not be added to a policy unless WMDD is already added. If disability occurs before age 60, the designated premium benefit is paid as long as total disability continues. If disability occurs between ages 60-65, the designated premium benefit is paid as long as the Insured remains totally disabled but not beyond age 65.

    Last Survivor Rider (LS)
    Issue Ages:     20-85

     This rider modifies the terms of the Policy to provide insurance on the lives of two Insureds rather than one.

     When the Last Survivor Rider is attached, the Death Benefit Proceeds are paid to the beneficiary upon the death of the last surviving Insured. The cost of insurance charges reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not paid until the death of the surviving Insured. For a Policy containing the LS Rider to be reinstated, either both Insureds must be alive on the date of the reinstatement, or the surviving Insured must be alive and the lapse occurred after the death of the first Insured. The Incontestability, Suicide, and Misstatement of Age or Sex provisions of the Policy apply to either Insured.


     LS Rider also provides a Policy Split Option, allowing the Policy on two Insureds to be split into two separate Policies, one on the life of each Insured. The LS Rider also includes an Estate Preservation Benefit which increases the Face Amount of the Policy under certain conditions. The Estate Preservation Benefit is only available to standard risks and preferred risks.



    Automatic Increase Rider (AIR)
    Issue Ages:     0-55 (standard risks only)

    This rider increases the Insured's base coverage by 5% each year, without evidence of insurability. The 5% increase is compounded annually and is based on the base coverage Face Amount on Policy Anniversaries. No increases are made during any period in which the Monthly Deduction is being waived. Insured's initial base coverage must be at least $100,000.

     AIR terminates on the earliest of the following dates: the date an automatic increase is rejected, the date the Face Amount is decreased, the date requested in writing by the Owner, the date of Policy termination, or the anniversary date 20 years after issue of this rider. There is no charge for AIR. New coverage generated by the rider results in an increase in the target premium. All charges for any new coverage are based on the Insured's nearest age at the time of increase.

    Guaranteed Minimum Death Benefit Rider (GMDB)


     This rider extends the Guarantee Period as listed on the Policy Data Page. While the GMDB rider is in force, the Policy will remain in force and will not begin the grace period if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, any outstanding loan and loan interest, equals or exceeds the required premium for the Guaranteed Minimum Death Benefit multiplied by the number of Policy months since the Contract Date. The guarantee provided by this rider terminates if this test is failed on any Monthiversary. The guarantee will not be reinstated. The GMDB Rider is only available to standard and preferred risks.


    Accelerated Death Benefit Rider (ABR)


     This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has 12 months or less to live. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $500,000 or 50% of the Face Amount. ABR may be added to the Policy at any time while it is still in force. This rider is not available if the Last Survivor Rider is issued. There is no charge for ABR.


                               TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the Internal Revenue Service (the "IRS").

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) or one involving joint insureds, there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be

"adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. The Investment Accounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg.
Section 1.817-5, which affect how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the investment accounts used to support their contracts. In those circumstances, income and gains from the investment account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of investment account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract holders may direct their investments to particular investment accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the owner of a prorata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a prorata share of the assets of the Investment Accounts.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if you elect a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to you may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depends on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

     Modified Endowments. Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment after a material change. The determination of whether a Policy will be a Modified Endowment after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment. However, we do not undertake to provide such notice. The Owner will have 30 days after receiving such notification to request the refund.

Policies  classified as Modified  Endowments  will be subject to the  following:
First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment could later become taxable as a distribution from a Modified Endowment.

All Modified Endowments that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment for purposes of determining the amount includable in an Owner's gross income under
Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment are subject to the 10 percent additional income tax.

     Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax adviser should be consulted before deducting any Policy loan interest.

     Investment in the Policy. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment to the extent that such amount is included in the gross income of the Owner.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includable in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

     Purchase Payments. Under Section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Policies for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments, however, subject to FICA (social security) taxes.

     Taxation of Distributions. Distributions from a Section 403(b) Policy are taxed as ordinary income to the recipient. Taxable distributions received before the employee attains Age 59 1/2 generally are subject to 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Policy Values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

     Required Distributions. At the time of retirement, the Policy must be: (1) transferred to a non-life insurance 403(b) contract which complies with the distribution requirements of the Internal Revenue Code; or (2) surrendered; or
(3) distributed and will continue in force, subject to the payment of any required premium, and the provisions of the 403(b) policy endorsement will no longer apply to the policy.

If the insured dies after the commencement of payments under a settlement option, other than an interest option, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used on the date of such death. If the insured dies before commencement of payments under a settlement option, or after payments commenced under the interest option, the entire interest in the Policy will be distributed (1) within 5 years after such death, or (2) as annuity payments which will begin within one year of such death and which will be made over the life of the designated beneficiary (who must be a natural person under this option) or over a period not extending beyond the life expectancy of that beneficiary. However, if the beneficiary is the insured's surviving spouse, the surviving spouse may elect an option with payments extending more than five years after the insured's death (but not to exceed the beneficiary's life or life expectancy) at any time until the later of (1) the end of the calendar year following the year of the insured's death, or (2) the end of the calendar year in which the insured would have attained the age of 70 1/2.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.


                  OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which we receive Proper Notice to surrender the Policy; (2) the expiration of a grace period; or (3) the death of the Insured. See "Surrendering the Policy for Net Cash Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Separate Account and, therefore, indirectly for the Policies. In addition, the Funds have advised us that they are available to registered separate accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors/Trustees of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, we may, in our sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the 1940 Act, it may be de-registered under that Act if registration is no longer required, or it may be combined with other AUL separate accounts.

Voting Rights

AUL is the legal owner of the shares of the Portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Funds or Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Fund shall send to each Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund or Portfolio. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting  rights   attributable  to  the  Policies  for  which  no  timely  voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable annuity contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in timely manner for Policies participating in the Investment Account.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

Sale of the Policies

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of AUL. AUL is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

AUL acts as the "principal underwriter," as defined in the 1940 Act, of the Policies for the Separate Account. We are not obligated to sell any specific number of Policies.

Registered representatives may be paid commissions on Policies they sell. Representatives generally will be paid 50% of planned premiums paid in the first year for premiums up to target premium. For planned premiums paid in excess of target premium, registered representatives will also receive 3% of that excess. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

AUL Directors and Executive Officers

The following table sets forth the name and principal occupations during the past ten years of each of AUL's directors and executive officers. Unless otherwise indicated, the address of each of the following individuals is One American Square, P.O. Box 368, Indianapolis, Indiana 46206-0368, and the indicated position is with AUL.

Name                                                        Principal Occupation During Past Five Years


Jerry D. Semler                                             Chairman of the Board, Pres. & CEO, 9/91-present; Chairman of the AUL
                                                            Acquisition Committee; Chairman of the Board & CEO, The State Life
                                                            Insurance company, 11/94-present; Jenn Foundation Board, 5/92-present;
                                                            IWC Resources Corp., 4/96-present

John R. Barton                                              Sr. Vice Pres., Group Life & Health Div., 1/99-present; VP Group
                                                            Operations, WAUSAU Insurance Co., 5/98-1/99; Consultant, Heron
                                                            Managment Group, 4/97-5/98; President & CEO, The Epoch Group, L.C.,
                                                            1/96-4/97

Steven C. Beering, M.D.                                     Director, 2/90-present; Director, NIPSCO Industries, Inc.
575 McCormick Rd.                                           2/86-present; Director, Arvin Industries, Inc.,
West Lafayette, IN 47906                                    11/83-present; Director, Eli Lilly, 4/83-present;
                                                            President, Purdue University, 2/83-present; Director,
                                                            Guidant Corp., 12/94-8/95; Dir., State Life Ins. Co.,
                                                            11/94-present

William R. Brown                                            General Counsel & Secretary, 1/85-present; Dir., NOLHGA Board,
                                                            1/95-present

Arthur L. Bryant                                            Director, 11/94-present; President, The State Life
11817 Sand Dollar Ct.                                       Insurance Company, 9/83-present
Indianapolis, IN 46256

James M. Cornelius                                          Director, 2/96-present; V.P. & CEO, Eli Lilly & Co.,
1055 Park Place                                             1/83-1995; Chairman, Guidant Corp., 10/95-present; Dir.
Zoinsville, IN 46077                                        State Life Ins. Co., 11/94-present, Dir., National Bank
                                                            of Indpls., 11/93-present; Dir. Lilly Industries, Inc.,
                                                            4/96-present

Christel DeHaan                                             Director, 1/00-present; President & Founder, DeHaan Family Foundation,
6330 Mayfield Ln.                                           1996-present; President, Resort Condiminiums Int'l, 1974-1996
Zionsville, IN 46077

James A. Dora                                               Director, 2/89-present; Chairman/CEO and Owner, General
5121 Green Braes, E. Dr.                                    Hotels Corp., 1/90-present; Dir., NBD Bank, N.A. (formerly Indiana
Indianapolis, IN 46234                                      National Bank), 10/93-present; Dir., State Life,
                                                            11/94-present

Otto N. Frenzel                                             Director, 2/71-present (Chairman of Audit Comm.);
11330 Templin Rd.                                           Chairman, Executive Comm., National City Bank Indiana,
Zionsville, IN 46077                                        1/96-present; Chrmn. National City Bank Indiana,
                                                            10/92-1/96; Dir., National City Corp., 10/92-present;
                                                            Director, Indpls. Water Co., 4/63-present;
                                                            Dir., Indian Gas Co., Inc. 1/67-present; Dir., Indpls.
                                                            Power & Light Corp. 4/77-present; Dir., Baldwin & Lyons,
                                                            Inc., 5/79-present; Dir., IPALCO Enterprises, Inc.,
                                                            9/83-present; Dir., IWC Resources Corp., 3/86-present;
                                                            Dir., Indiana Energy, Inc., 10/85-present; Dir., State
                                                            Life Ins. Co., 11/94-present

                                       40

AUL Directors and Executive Officers (continued)

Name                                                        Principal Occupation During Past Five Years

David W. Goodrich                                           Director, 2/95-present; Exec. Vice Pres., F.C. Tucker
6060 Sunset Ln.                                             Co., 1/86-present; Chrmn., Methodist Hosp. of Indiana
Indianapolis, IN 46228                                      1/93-6/96; Director, The State Life Ins. Co.,
                                                            7/90-present; Director, Irwin Financial Corp.,
                                                            1/88-present; Director, Citizens Gas & Coke Utility,
                                                            9/94-present; Vice Chairman, Clarian Health Partners,
                                                            6/96-present

Catherine B. Husman                                         V.P. and Chief Actuary, 7/97-present; V.P. and Corporate

William P. Johnson                                          Director, 7/78-present; Chairman of the Board & CEO,
19448 Rio Verde Dr.                                         Goshen Rubber Co., 7/91-present; Pres. & Dir., GSH Corp., 7/91-present;
Goshen, IN 46526                                            Chrmn., GRN Corp., 7/91-present; Chrmn., Goshen Rubber of Canada, Ltd.,
                                                            7/91-present; Dir., Society Bank Ind. (formerly Trustcorp
                                                            Inc.) Co. Bend, IN, 2/88-12/95; Member of Advisory Comm.,
                                                            Society Bank Ind. Goshen, IN, 2/88-12/95; Dir., Coachman
                                                            Industries, 1978-present; Chrmn. & CEO, Syracuse Rubber
                                                            Co., 1981-present; Chrmn. & CEO, Bond-Flex Rubber Co.,
                                                            4/86-present; Dir., Peetro Go, Inc., 4/86-5/96; Dir.,
                                                            Flair Inc., 3/86-present; Dir., Lightfoot Enterprises,
                                                            4/86-present; Chrmn., Palmer Plastics, 10/87-present;
                                                            Chrmn., Dayton Polymrics, 10/89-present; Chrmn. GR
                                                            Plastics, 10/89-present; Chrmn. & CEO, ETI Inc.,
                                                            9/92-present; Chrmn. & CEO, GKI Inc., 7/91-present;
                                                            Chrmn. & CEO, Prolon, Inc., 10/92-present; Chrmn. & CEO,
                                                            Yeasel, Inc., 1/90-present; Chrmn. & CEO, Bower Mfg.,
                                                            7/91-present; Dir., State Life Ins. Co., 11/94-present
                                                            Actuary, 1/84-7/97

Scott A. Kincaid                                            Sr. V.P. & Chief Information Officer, 3/98-present; V.P. & Chief
                                                            Information Officer 1/95-3/98

Charles D. Lineback                                         Sr. Vice Pres., Reinsurance Div., 12/87-present; President & CEO, AUL
                                                            RMS, 10/99-present

Constance E. Lund                                           Sr. Vice Pres., Corporate Finance, 1/00-present; V.P., Reporting and
                                                            Research, 1/99-1/00; AVP Reporting & Research, 5/95-1/99

Dayton H. Molendorp                                         Sr. Vice Pres., Individual Division, 9/99-present; V.P., Individual
                                                            Div., 11/98-9/99; V.P. Marketing, Individual Division, 6/92-9/98

James T. Morris                                             Director, 2/87-present (Chairman of the Salary and Nominiating Comm.);
8191 N. Pennsylvania                                        Chairman & CEO, Indianapolis Water Co., 1/92-present;
Indianapolis, IN 46240                                      Pres., Chrmn. & CEO, IWC Resources Corp., 1/89-present; Dir., National
                                                            City Bank Corp., 7/89-present; Dir., Paul Harris, 12/96-present;
                                                            Dir., State Life Ins. Co., 11/94-present

Jerry L. Plummer                                            Sr. Vice Pres., Human Resources, 1/93-present

R. Stephen Radcliffe                                        Executive Vice Pres., 8/94-present; Director, 2/91-present

Thomas E. Reilly, Jr.                                       Director, 2/90-present; Chairman, Reilly Industries,
8877 Pickwick Dr.                                           Inc., 1/90-present; Director, Lilly Indus. Inc., 4/81-present;
Indianapolis, IN 46260                                      Dir.,  First Chicago NBD Corp., 2/95-present;  Dir., Herff  Jones
                                                            Corp.,  10/95-present; Dir., State Life Ins. Co., 11/94-present

William R. Riggs                                            Director, 2/92-present; Attorney (Partner), Ice Miller
7614 Silver Pine Ct.                                        Donadio & Ryan, 6/63-present; Dir., State Life Ins. Co.,
Indianapolis, IN 46250                                      11/94-present

G. David Sapp                                               Sr. Vice Pres., Investments, 1/92-present

John C. Scully                                              Director, 11/97-present; President and CEO, LIMRA International
2636 Ocean Dr., # 505                                       6/92-11/97; Director, State Life Ins. Co., 11/97-present
Vero Beach, Florida

                                       41

AUL Directors and Executive Officers (continued)

Name                                                        Principal Occupation During Past Five Years

Yvonne H. Shaheen                                           Director, 8/93-present; Pres., & CEO, Long Elec. Co.,
11808 Rolling Springs Dr.                                   2/87-present; Dir., Community Hospital Foundation,
Carmel, IN 46032                                            1/92-2/96; Dir., Junior Achievement, 4/90-present; Dir.,
                                                            National Elec., Contractors Assoc., 1/91-present; Dir., EFS,
                                                            1/96-present; Board of Advisors, Bank One Indiana, 1/96-present;
                                                            Dir., Boy Scouts of America, 10/91-present, Director, State
                                                            Life Ins. Co., 11/94-present

William L. Tindall                                          Sr. Vice Pres., Pension Div., 8/97 - present; Sr. Vice
                                                            Pres., Massachusetts Mutual Life Insurance Co.,
                                                            1993-1997

Frank D. Walker                                             Director, 11/94-present; Chairman of the Board & CEO,
3613 Bay Rd. N. Dr.                                         Walker Information, Inc., 6/60-present; Managing Partner,
Indianapolis, IN 46240                                      W.R. Properties, 6/84-present; Dir., Citizens Gas & Coke
                                                            Utility, 10/87-present; Dir., NBD Bank N.A. Indiana,
                                                            4/88-present; Advisor, Wild Birds Unlimited, Inc.,
                                                            8/95-present


State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Independent Accountants


The combined balance sheets for AUL at December 31, 1999 and 1998, and the related combined statements of income, policyholders' surplus and cash flows for the years then ended appearing herein have been audited by
PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Stephen J. Pearson, FSA, MAAA, Assistant Vice President and Individual Product Actuary of AUL.

Litigation

The Separate Account is not a party to any litigation. Its depositor, AUL, as an insurance company, ordinarily is involved in litigation. AUL is of the opinion that at present, such litigation is not material to the Owners of the Policies.

Legal Matters

Dechert Price & Rhoads of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Richard A. Wacker, Associate General Counsel of AUL.




Financial Statements


  AUL's financial statements as of December 31, 1999 and 1998, are included in this Prospectus. The financial statements of AUL should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon AUL's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Report of Independent Accountants

To the Board of Directors
American United Life Insurance Company (R)

In our opinion, the accompanying combined balance sheet and the related combined statements of operations and comprehensive income, policyholder's surplus and cash flows present fairly, in all materials respects, the financial position of American United Life Insurance Company (R) and affiliates (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
_________________________________
PricewaterhouseCoopers LLP

Indianapolis, IN
March 17, 2000



Combined Balance Sheet
December 31 , 1999 and 1998                                                     1999    (in millions)        1998
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments:
  Fixed maturities:
    Available for sale at fair value                                           $ 1,859.6                   $ 1,695.4
    Held to maturity at amortized cost                                           2,151.9                     2,536.2
Equity securities at fair value                                                     82.2                        75.1
Mortgage loans                                                                   1,157.8                     1,128.5
Real Estate                                                                         44.3                        46.6
Policy loans                                                                       149.3                       144.4
Short term and other invested assets                                               112.8                        64.9
Cash and cash equivalents                                                           62.3                        95.7
----------------------------------------------------------------------------------------------------------------------------------
    Total investments                                                            5,620.2                     5,786.8
----------------------------------------------------------------------------------------------------------------------------------
Accrued investment income                                                           72.5                        73.0
Reinsurance receivables                                                            432.7                       290.6
Deferred acquisition costs                                                         550.7                       451.7
Property and equipment                                                              66.9                        56.8
Insurance premiums in course of collection                                          67.3                        66.7
Other assets                                                                        48.9                        16.1
Assets held in separate accounts                                                 3,718.3                     2,594.6
----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                               $10,577.5                   $ 9,336.3
----------------------------------------------------------------------------------------------------------------------------------
Liabilities and policyholders' surplus
Liabilities
  Policy reserves                                                              $ 5,347.7                   $ 5,399.1
  Other policyholder funds                                                         158.6                       203.9
  Pending policyholder claims                                                      292.2                       209.2
  Surplus notes                                                                     75.0                        75.0
  Other liabilities and accrued expenses                                           246.5                       180.4
  Liabilities related to separate accounts                                       3,718.3                     2,594.6
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                9,838.3                     8,602.2
----------------------------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income:
  Unrealized appreciation  (depreciation) of securities,
     net of deferred        tax                                                    (23.6)                       39.5
Policyholders' surplus                                                             762.8                       694.6
----------------------------------------------------------------------------------------------------------------------------------
    Total policyholders' surplus                                                   739.2                       734.1
----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities and policyholders' surplus                               $10,577.5                   $ 9,336.3
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.


                                       44


Combined Statement of Operations and Comprehensive Income

Year ended December 31                                                            1999     (in millions)       1998
----------------------------------------------------------------------------------------------------------------------------------
Revenues:
 Insurance premiums and other considerations                                   $   538.2                   $   478.5
 Policy and contract charges                                                        89.0                        87.7
 Net investment income                                                             431.0                       452.1
 Realized investment gains                                                            .6                        15.8
 Other income                                                                       10.9                         8.9
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                1,069.7                     1,043.0
----------------------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
 Policy benefits                                                               $   482.8                   $   462.4
 Interest expense on annuities and financial products                              206.9                       231.9
 Underwriting, acquisition and insurance expenses                                  177.3                       157.8
 Amortization of deferred acquisition costs                                         51.5                        59.7
 Dividends to policyholders                                                         25.9                        26.4
 Interest expense on surplus notes                                                   5.8                         5.8
 Other operating expenses                                                           13.1                        10.2
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                     963.3                       954.2
----------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                                   106.4                        88.8
Income tax expense                                                                  38.2                        22.3
----------------------------------------------------------------------------------------------------------------------------------
   Net income                                                                  $    68.2                   $    66.5
----------------------------------------------------------------------------------------------------------------------------------
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities:
 Unrealized holding gains (losses) arising during period                       $   (63.4)                  $     4.7
 Less: reclassification adjustment for gains (losses)
   included in net income                                                           (0.3)                        1.7
----------------------------------------------------------------------------------------------------------------------------------
Other comprehensive income (loss), net of tax                                      (63.1)                        3.0
----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income                                                           $     5.1                   $    69.5
----------------------------------------------------------------------------------------------------------------------------------



Combined Statement of Policyholders' Surplus

December 31, 1999 and 1998                                                        1999     (in millions)     1998
----------------------------------------------------------------------------------------------------------------------------------
Policyholders' surplus at beginning of year                                    $   734.1                   $   664.6
Net income                                                                          68.2                        66.5
Change in accumulated other comprehensive
 income                                                                            (63.1)                        3.0
----------------------------------------------------------------------------------------------------------------------------------
Policyholders' surplus at end of year                                          $   739.2                   $   734.1
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

                                       45


Combined Statement of Cash Flows

For years ended December 31, 1999 and 1998                                         1999      (in millions)    1998
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                     $    68.2                   $    66.5
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred acquisition costs                                      51.5                        59.7
    Depreciation                                                                    12.0                        11.2
    Deferred taxes                                                                  22.0                         8.1
    Realized investment gains                                                        (.6)                      (15.8)
    Policy acquisition costs capitalized                                          (105.4)                      (94.2)
    Interest credited to deposit liabilities                                       200.3                       225.7
    Fees charged to deposit liabilities                                            (32.2)                      (32.7)
    Amortization and accrual of investment income                                   (2.5)                      (10.8)
    Increase in insurance liabilities                                              241.7                       169.6
    Increase in other assets                                                      (168.2)                      (45.5)
    Increase (decrease) in other liabilities                                        36.1                        (1.8)
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                          322.9                       340.0
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchases:
    Fixed maturities, held to maturity                                               (.3)                      (18.7)
    Fixed maturities, available for sale                                          (650.3)                     (473.8)
    Equity securities                                                               (6.2)                      (63.7)
    Mortgage loans                                                                (185.1)                     (183.2)
    Real estate                                                                    (10.5)                       (4.9)
    Short-term and other invested assets                                           (77.2)                       (2.7)

  Proceeds from sales, calls or maturities:
    Fixed maturities, held to maturity                                             369.0                       388.9
    Fixed maturities, available for sale                                           331.3                       461.6
    Equity securities                                                                1.6                         8.1
    Mortgage loans                                                                 157.0                       179.2
    Real estate                                                                      2.1                         4.0
    Short-term and other invested assets                                            34.1                        39.9
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used) by investing activities                                   (34.5)                      334.7
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
    Deposits to insurance liabilities                                              937.0                       846.6
    Withdrawals from insurance liabilities                                      (1,255.9)                   (1,467.0)
    Other                                                                           (2.9)                         .2
----------------------------------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                             (321.8)                     (620.2)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                               (33.4)                       54.5
----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                                         95.7                        41.2
----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents end of year                                          $    62.3                   $    95.7
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies
Nature of Operations and Basis of Presentation

American United Life Insurance Company(R) (AUL) is an Indiana-domiciled mutual life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its career agent distribution system. AUL's qualified group retirement plans, tax-deferred annuities and other non-medical group products are marketed through independent agents and brokers, as well as career agents who are supported by 32 regional sales offices located throughout the country. Life and pooled reinsurance is marketed directly to other insurance companies in both the domestic and international markets. The combined company financial statements include the accounts of AUL, The State Life Insurance Company (State Life), AUL Equity Sales Corporation, and AUL Reinsurance Management Services, LLC. Significant intercompany transactions have been excluded.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). AUL and State Life file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 10 -Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Fixed maturity securities which may be sold to meet liquidity and other needs of the company are categorized as available for sale and are stated at fair value. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in policyholders' surplus, net of deferred taxes. Fixed maturity securities that the company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $30.9 million and $31.7 million at December 31, 1999 and 1998, respectively. Depreciation expense for investment real estate amounted to $2.3 million and $2.4 million for 1999 and 1998, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the company's equity in undistributed net equity since acquisition. Short-term investments include investments with maturities of one year or less and are carried at cost, which approximates market. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market.

Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded, which is included in realized investment gains and losses.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or 20 years for life reinsurance policies in relation to the ratio of anticipated annual premium revenue to the anticipated total premium revenue, using the same assumptions used in calculating policy benefits.

     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $54.2 million and $47.1 million as of December 31, 1999 and 1998, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 1999 and 1998 was $9.6 million and $8.8 million, respectively.

Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

Comprehensive Income

Comprehensive income is the change in policyholder surplus of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income and net unrealized gains (losses) on securities.

2. Investments:

The book value and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                                                         December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Gross      Gross        Estimated
                                                                               Amortized  Unrealized  Unrealized    Fair
                                                                                  Cost      Gains      Losses       Value
----------------------------------------------------------------------------------------------------------------------------------
Available for sale:                                         (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    39.7  $     1.0   $    1.6   $     39.1
Corporate securities                                                             1,318.7        8.2       57.1      1,269.8
Mortgage-backed securities                                                         556.5        7.4       13.2        550.7
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 1,914.9  $    16.6   $   71.9   $  1,859.6
----------------------------------------------------------------------------------------------------------------------------------
Held to maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    90.7  $     1.3   $    1.2   $     90.8
Corporate securities                                                             1,448.1       34.1       35.5      1,446.7
Mortgage-backed securities                                                         613.1       14.1        6.9        620.3
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,151.9  $    49.5   $   43.6   $  2,157.8
----------------------------------------------------------------------------------------------------------------------------------



                                                                                          December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Gross       Gross      Estimated
                                                                               Amortized  Unrealized  Unrealized    Fair
                                                                                 Cost       Gains       Losses      Value
----------------------------------------------------------------------------------------------------------------------------------
Available for sale:                                         (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    42.7  $     5.4   $    0.0   $     48.1
Corporate securities                                                             1,119.7       65.5        4.3      1,180.9
Mortgage-backed securities                                                         440.7       26.0        0.3        466.4
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 1,603.1  $    96.9   $    4.6   $  1,695.4
----------------------------------------------------------------------------------------------------------------------------------
Held to Maturity:
Obligations of U.S. government, stats,
    political subdivisions and
    foreign governments                                                        $   108.8  $     7.6   $    0.0   $    116.4
Corporate securities                                                             1,656.4      141.0        2.9      1,794.5
Mortgage-backed securities                                                         771.0       50.3        0.3        821.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,536.2  $   198.9   $    3.2   $  2,731.9
----------------------------------------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities at December 31, 1999, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                              Available for Sale                    Held to Maturity                      Total
                           ------------------------          -------------------------          -------------------------
                           Amortized        Fair              Amortized         Fair             Amortized     Fair
(in millions)              Cost             Value              Cost             Value            Cost          Value
----------------------------------------------------------------------------------------------------------------------------------

Due in one year or less   $    58.2     $    58.2           $  111.0        $  111.2           $     169.2  $     169.4
Due after one year
   through five years         408.2         401.8              668.0           664.6               1,076.2      1,066.4
Due after five years
   through 10 years           438.3         417.6              439.0           447.3                 877.3        864.9
Due after 10 years            453.7         431.3              320.8           314.4                 774.5        745.7
----------------------------------------------------------------------------------------------------------------------------------
                            1,358.4       1,308.9            1,538.8         1,537.5               2,897.2      2,846.4
Mortgage-backed securities    556.5         550.7              613.1           620.3               1,169.6      1,171.0
----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,914.9     $ 1,859.6           $2,151.9        $2,157.8           $   4,066.8  $   4,018.4
----------------------------------------------------------------------------------------------------------------------------------

Net investment income consisted of the following:

for years ended December 31                       1999  (in millions)    1998
--------------------------------------------------------------------------------
Fixed maturity securities                         $318.0                 $341.0
Equity securities                                    4.3                    2.3
Mortgage loans                                      99.9                   98.5
Real estate                                         11.3                   10.7
Policy loans                                         9.0                    8.8
Other                                                8.5                   10.0
--------------------------------------------------------------------------------
Gross investment income                            451.0                  471.3
Investment expenses                                 20.0                   19.2
--------------------------------------------------------------------------------
Net investment income                             $431.0                 $452.1
--------------------------------------------------------------------------------

Proceeds from the sales, maturities or calls of Investments In fixed maturities during 1999 and 1998 were approximately $700.3 million and $850.5 million, respectively. Gross gains of $4.4 million and $14.9 million, and gross losses of $3.0 million and $0.6 million were realized in 1999 and 1998, respectively. The change in unralized appreciation (depreciation) of fixed maturities amounted to approximately $(147.6) million and $7.2 million in 1999 and 1998, respectively.

Accumulated comprehensive income consisted of the following:

for  years ended December 31                      1999   (in millions)   1998
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation):
    Fixed income securities                       $(55.3)                $ 92.3
    Equity securities                                2.6                    2.3
Valuation allowancec                                15.5                  (30.1)
Deferred taxes                                      13.6                  (25.0)
--------------------------------------------------------------------------------
Accumulated other comprehensive income            $(23.6)                  39.5
--------------------------------------------------------------------------------

At December 31, 1999, the unrealized appreciation on equity securities of approximately $2.6 million is comprised of $2.7 million in unrealized gains and $.1 million of unrealized losses and has been reflected directly in policyholders' surplus. The change in the unrealized appreciation of equity securities amounted to approximately $.3 million and $.l million in 1999 and 1998, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 1999, the largest geographic concentration of commercial mortgage loans was in Indiana, California and Florida, where approximately 29 percent of the portfolio was invested. A total of 36 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company has outstanding mortgage loan commitments at December 31, 1999, of approximately $91.5 million.

As of December 31, 1999, there were no investments that were non-income producing for the previous 12-month period.

3. Insurance Liabilities:
Insurance liabilities consisted of the following:

                                                                     (in millions)
___________________________________________________________________________________________________________________________
                                                           Mortality or
                                          Withdrawal        Morbidity         Interest Rate                December 31,
                                         Assumption        Assumption          Assumption                1999        1998
___________________________________________________________________________________________________________________________

Future policy benefits:
       Participating whole life          Companys          Company           2.5% to 6.0%              $ 672.4     $ 632.7
                                         experience        experience
       Universal life-type contracts        n/a               n/a                                        384.6       381.2
       Other individual life contracts   Company           Company           2.5% to 8.0%                305.4       271.1
                                         experience        experience
       Accident and health                  n/a               n/a               n/a                      138.2        55.2
       Annuity products                     n/a               n/a               n/a                    3,670.1     3,803.7
       Group life and health                n/a               n/a               n/a                      177.0       195.2
Other policyholder funds                    n/a               n/a               n/a                      158.6       203.9
Pending policyholder claims                 n/a               n/a               n/a                      292.2       209.2
___________________________________________________________________________________________________________________________
       Total  insurance  liabilities                                                                  $5,798.5    $5,752.2
___________________________________________________________________________________________________________________________



Participating life insurance policies under generally accepted accounting principles represent approximately 5 percent and 7 percent of the total individual life insurance in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 29 percent and 34 percent of life premium income for 1999 and 1998, respectively. The amount of dividends to be paid is determined annually by the board of directors.

4. Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Such amounts are expensed as contributed. Contributions made to the plan were $1.6 million in 1999 and $2.1 million in 1998. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of January 1, 1999 and 1998, respectively, the most recent actuarial valuation dates:

                                                        1999  (in millions) 1998
________________________________________________________________________________
Actuarial  present  value of  accumulated  benefits
  for the  employees' defined benefit plan             $37.1              $33.6
Fair value of plan assets                               57.2               49.6
________________________________________________________________________________
Funded status                                          $20.1              $16.0
________________________________________________________________________________
Net periodic pension cost                              $ 2.3              $ 2.1
________________________________________________________________________________


The assumed discount rate was 6.6 percent and 7.2 percent for 1999 and 1998, respectively. For both 1999 and 1998, the expected return on plan assets was 8.0 percent and the rate of compensation increase assumed was 6.0 percent. Benefits paid out of the plan were approximately $5.1 million in 1999 and $3.1 million in 1998.

The Company has a defined contribution plan and a 401(k) salary reduction/savings plan for employees. Quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 1999 and 1998 were $2.2 million and $1.7 million, respectively.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 1999 and 1998 were $.3 million.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

AUL has entered into deferred compensation agreements with some employees, agents and general agents. These deferred amounts are payable according to the terms and subject to the conditions of said agreements. Annual costs of the agreements are not material to AUL.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.


Accrued postretirement benefits as of December 31:         1999(in millions)1998
________________________________________________________________________________
Accumulated postretirement benefit obligation             $11.5           $11.0
Net postretirement benefit cost                             1.3             1.3
Company contributions                                        .8              .8
________________________________________________________________________________

There are no specific plan assets for this postretirement liability as of December 31, 1999 and 1998. Claims incurred for benefits were funded by company contributions.

The assumed discount rate used in determining the accumulated postretirement benefit was 7.0 percent and the assumed health care cost trend rate was 10.0 percent graded to 5.0 percent until 2004. Compensation rates were assumed to increase 6.0 percent at each year end. The health coverage for retirees 65 and over is capped in the year 2000 and for all future years. The health care cost trend rate assumption has no effect on the amounts reported for 1999. An increase in the assumed health care cost trend rates by one percentage point would not affect the accumulated postretirement benefit obligation as of December 31, 1999, and would increase the accumulated postretirement benefit cost for 1998 by $.2 million.

5. Federal Income Taxes:

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

for years ended December 31                            1999(in  millions) 1998
________________________________________________________________________________
Income tax computed at statutory tax rate              $37.2           $31.0
  Tax-exempt income                                     (1.5)           (2.0)
  Mutual company differential earnings amount            6.7              4.3
  Prior year differential earnings amount               (4.2)          (10.2)
  Other                                                 (0.0)           (0.8)
________________________________________________________________________________
  Income tax expense                                   $38.2           $22.3
________________________________________________________________________________

The components of the provision for income taxes on earnings included current tax provisions of $16.2 million and $14.2 million for the years ended December 31, 1999 and 1998, respectively, and deferred tax expense of $22.0 million and $8.1 million for the years ended December 31, 1999 and 1998, respectively.

Deferred income tax assets (liabilities) as of December 31     1999 (in millions) 1998
_______________________________________________________________________________________

Deferred policy acquisition costs                            $(170.5)          $(148.8)
Investments                                                     (5.4)            (11.1)
Insurance liabilities                                          149.3             158.9
Unrealized depreciation (appreciation) of securities            12.9             (23.6)
Other                                                           (2.6)             (6.1)
________________________________________________________________________________________
 Deferred income tax assets (liabilities)                    $ (16.3)          $ (30.7)
________________________________________________________________________________________

Federal income taxes paid were $10.6 million for both 1999 and 1998.

6. Reinsurance:

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 1999 and 1998, life reinsurance assumed was approximately 78 percent and 74 percent, respectively, of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $1,500,000. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

for years ended December 31                       1999 (in millions)1998
_________________________________________________________________________
Direct statutory premiums                         $399.8          $374.1
Reinsurance assumed                                385.4           329.7
Reinsurance ceded                                 (166.2)         (150.2)
_________________________________________________________________________
  Net premiums                                     619.0           553.6
_________________________________________________________________________
  Reinsurance recoveries                          $158.8          $146.4
_________________________________________________________________________

The Company accounts for all reinsurance agreements as transfers of risk. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Six reinsurers account for approximately 64 percent of the Company's December 31, 1999, ceded reserves for life and accident and health insurance. The remainder of such ceded reserves is spread among numerous reinsurers.

7. Surplus Notes and Lines of Credit:

On February 16, 1996, the Company issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a
7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holder of the surplus notes. Interest paid during 1999 was $5.8 million.

The Company has available a $125 million credit facility. No amounts have been drawn as of December 31, 1999.

8. Commitments and Contingencies:

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

9. Acquisitions:

During 1999, AUL entered into an agreement to purchase certain assets and business operations of the North American accident and long-term care reinsurance divisions of UnumProvident Corporation for approximately $39 million. AUL Reinsurance Management Services, LLC (AUL RMS), a newly formed subsidiary of AUL as a result of this transaction, will continue the reinsurance management activities of this business.

In a separate transaction, AUL assumed certain reinsurance liabilities related to the participation in reinsurance pools from UnumProvident Corporation amounting to approximately $117 million.

10. Statutory Information:

AUL and State Life prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Indiana
Department of Insurance. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners'
(NAIC) publications.

A reconciliation of SAP surplus to GAAP surplus at December 31 follows:

for years ended December 31                           1999 (in millions) 1998
_______________________________________________________________________________
 SAP surplus                                         $497.4             $496.5
 Deferred policy acquisition costs                    535.7              481.8
 Adjustments to policy reserves                      (290.9)            (306.0)
 Asset valuation and interest maintenance reserves     85.8               88.9
 Unrealized gain on invested assets, net              (23.6)              39.5
 Surplus notes                                        (75.0)             (75.0)
 Deferred income taxes                                (27.5)              (6.7)
 Other, net                                            37.3               15.1
_______________________________________________________________________________
 GAAP surplus                                        $739.2             $734.1
_______________________________________________________________________________




A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

for years ended December 31                       1999   ( in millions)   1998
________________________________________________________________________________
  SAP income                                      $27.9                  $33.5
  Deferred policy acquisition costs                53.7                   34.5
  Adjustments to policy reserves                   (7.4)                  (3.7)
  Deferred income taxes                           (22.0)                  (8.1)
  Other, net                                       16.0                   10.3
_______________________________________________________________________________
  GAAP net income                                 $68.2                  $66.5
_______________________________________________________________________________


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $4.9 million at December 31, 1999.

11. Fair Value of Financial Instruments:

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with their corresponding carrying values at December 31, 1999 and 1998 follow.

________________________________________________________________________________
                                       1999    (in millions)     1998
                                 Carrying    Fair          Carrying     Fair
                                 Amount      Value          Amount       Value
________________________________________________________________________________
Fixed maturity securities:
 Available for sale             $1,859.6    $1,859.6      $1,695.4    $1,695.4
 Held to maturity                2,151.9     2,157.8       2,536.2     2,731.9
Equity securities                   82.2        82.2          75.1        75.1
Mortgage loans                   1,157.8     1,160.4       1,128.5     1,202.1
Policy loans                       149.3       149.3         144.4       144.4
Surplus notes                       75.0        70.2          75.0        80.5
_______________________________________________________________________________


12. Subsequent Events:

At December 31, 1999, the Company had invested $54.0 million with a carrying value of $59.0 million in Indianapolis Life Group of Companies with the purpose of creating an affiliation under a mutual holding structure. Subsequent to year end, the Company redeemed the investment for $64.6 million and ended the affiliation.

================================================================================
          No dealer, salesman or any other person is authorized by the AUL American Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Individual Variable Life Unit Trust, AUL and its variable products, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.
================================================================================



                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                               Dated: May 1, 2000


================================================================================

                                     PART II

Undertaking to File Reports

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

Article IX, Section 1 of the by-laws of American United Life Insurance Company(R) ("AUL") provides as follows:

         The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the defense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 26(e)(2) Representation

     AUL, the sponsoring insurance company of the AUL American Individual Variable Life Unit Trust, hereby represents that the fees and charges deducted under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AUL.


Rule 6e-3(T) Representation

     This filing is made pursuant to Rule 6e-3(T) and Rule 6c-3 under the Investment Company Act of 1940.

Contents of Registration Statement

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

                  The facing sheet.
                  Reconciliation and tie.
                  The Prospectus (including illustrations).
                  The undertaking to file reports.
                  The undertaking  pursuant to Rule 484.
                  The representation pursuant to Section 26(e)(2). The Rule 6e-3(T) representation.
                  The signatures.
                  Written consent of the following persons (included
                    in the exhibits shown below):
                    Independent Public Accountants
                    Dechert Price & Rhoads
                    Actuary

The following exhibits:

         1.       (1)      Resolution of the Board of Directors of the Depositor
                           dated July 10, 1997 concerning AUL American
                           Individual Variable Life Unit Trust(1)

                  (2)      Inapplicable

                  (3)      (a) Inapplicable

                           (b) Inapplicable

                           (c) Schedule of Sales Commissions(2)

                  (4)      Inapplicable

                  (5)      (a) Form of  Modified  Single  Premium  Variable Life
                               Insurance Policy(1)

                           (b) Form of Last Survivor Rider(1)

                           (c) Form of Waiver of Monthly Deduction Disability(1)

                           (d) Form of Guaranteed Insurance Option(1)

                           (e) Form of Children's Benefit Rider(1)

                           (f) Form of Other Insured/Same Insured Rider(1)

                           (g) Form of Waiver of Premium Disability(1)

                           (h) Form of Automatic Increase Rider(1)

                           (i) Form of Guaranteed Minimum Death Benefit Rider(1)

                           (j) Form of Accelerated Death Benefit Rider(1)

                           (k) Form of Joint  First-to-Die  Level Term Insurance
                               Rider(1)

                  (6)      (a) Certification of Articles of Merger between
                               American Central Life Insurance Company
                               and United Mutual Life Insurance Company (2)

                           (b) Articles of Merger between
                               American Central Life Insurance Company
                               and United Mutual Life Insurance Company (2)

                           (b) By-laws  of  American   United   Life   Insurance
                               Company(R) (2)

                  (7)      Inapplicable

                  (8)      (a) Form of Participation  Agreement between American
                               United  Life   Insurance   Company(R)  and  Alger
                               American Fund (2)

                           (b) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and American Century Variable Portfolios, Inc. (2)

                           (c) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund (2)

                           (d) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund II (2)

                           (e) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (2)

                  (9)      Inapplicable

                  (10)     Form  of   Application   for   Flexible   Premium
                           Adjustable Variable Life Insurance Policy(3)

         2.       Opinion and consent of legal  officer of American  United Life
                  Insurance   Company(R)  as  to  legality  of  Policies   being
                  registered(1)

         3.       Inapplicable

         4.       Inapplicable

         5.       Inapplicable

         6.       Consent of Independent Accountants(5)

         7.       Consent of Dechert Price & Rhoads(1)

         8.       Opinion of Actuary(1)

         9.       Memorandum  Describing  Issuance,   Transfer,  and  Redemption
                  Procedures(1)

         10.      Powers of Attorney(2)(5)
---------------

(1) Filed with the Registrant's initial registration statement on Form S-6 (File No. 333-32531) on July 31, 1997.

(2) Filed with the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on April 30, 1998.

(3) Incorporated herein by reference to the Post Effective Amendment No. 2 to the Registration Statement for the Modified Single Premium Variable Life Insurance Policy also funded by the Registrant (File No. 333-32553) filed with the Securities and Exchange Commission on May 1, 1999.

(4) Filed with the Registrant's Post-effective Amendment No. 3 (File 333-32531) on April 30, 1999.

(5) Filed with the Registrant's Post-effective Amendment No. 4 (File 333-32531) on April 26, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement (Form S-6) to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Indianapolis, and the State of Indiana, on the 26th day of April, 2000.


                               AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                                            (Registrant)

                               By:  American United Life Insurance Company

                               By:  __________________________________________
                                    Name:  Jerry D. Semler*
                                    Title: Chairman of the Board, President,
                                           and Chief Executive Officer





* By:      /s/ Richard A. Wacker
       __________________________________________
       Richard A. Wacker as attorney-in-fact

Date:  April 26, 2000

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                     Date
---------                           -----                     ----


_______________________________     Director                   April 26, 2000
Steven C. Beering M.D.*



_______________________________     Director                   April 26, 2000
Arthur L. Bryant*



_______________________________     Director                   April 26, 2000
James M. Cornelius*



_______________________________     Director                   April 26, 2000
Christel DeHaan*



_______________________________     Director                   April 26, 2000
James E. Dora*



_______________________________     Director                   April 26, 2000
Otto N. Frenzel III*



_______________________________     Director                   April 26, 2000
David W. Goodrich*



_______________________________     Director                   April 26, 2000
William P. Johnson*


______________________________      Principal Financial        April 26, 2000
Constance E. Lund*                  and Accounting Officer

Signature                           Title                     Date
---------                           -----                     ----



_______________________________     Director                   April 26, 2000
James T. Morris*



______________________________      Director                   April 26, 2000
R. Stephen Radcliffe*



______________________________      Director                   April 26, 2000
Thomas E. Reilly Jr*



______________________________      Director                   April 26, 2000
William R. Riggs*




______________________________      Director                   April 26, 2000
John C. Scully*




______________________________      Director                   April 26, 2000
Yvonne H. Shaheen*



______________________________      Director                   April 26, 2000
Frank D. Walker*





        /s/ Richard A. Wacker
___________________________________________
*By: Richard A. Wacker as Attorney-in-fact

Date:  April 26, 2000

                               EXHIBITS FILED WITH
                                    FORM S-6



                For Registration Under the Securities Act of 1933
                     of Securities of Unit Investment Trust
                            Registered on Form N-8B-2




                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                  OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)



Exhibit               Exhibit
 Number in Form       Numbering
 N-4, Item 24(b)        Value                  Name of Exhibit
----------------      ---------                ---------------


   6                  EX-99.6                  Consent of Independent Accountants

  10                  EX-99.10                 Powers of Attorney
